     As filed with the Securities and Exchange Commission on April 25, 1997
                                        Securities Act Registration No. 33-11755
                                Investment Company Act Registration No. 811-5022

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM N-1A
-------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                         Post-Effective Amendment No. 22                  [X]
                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                         [X]
                                Amendment No. 24                          [X]

--------------------------------------------------------------------------------

                       SKYLINE FUNDS-Registered Trademark-
                                  (Registrant)


           311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                         Telephone Number:  312/913-0900
-------------------------------------------------------------------------------

     William M. Dutton                    Janet D. Olsen
     Skyline Funds                        Bell, Boyd & Lloyd
     311 South Wacker Drive, Suite 4500   Three First National Plaza, Suite 3300
     Chicago, Illinois  60606             Chicago, Illinois  60602
                              (Agents for service)

--------------------------------------------------------------------------------
                  Amending Parts A, B and C and filing Exhibits
--------------------------------------------------------------------------------

          It is proposed that this filing will become effective:
                        immediately upon filing pursuant to paragraph (b)
               -----
                 X      on April 25, 1997 pursuant to paragraph (b)
               -----
                        60 days after filing pursuant to paragraph (a)(1)
               -----
                        on                pursuant to paragraph (a)(1)
               ------    --------------
                        75 days after filing pursuant to paragraph (a)(2)
               ------
                        on              pursuant to paragraph (a)(2) of rule 485
               ------    --------------

Registrant has previously elected to register pursuant to rule 24f-2 an indefinite number of shares of beneficial interest of the following series:
Skyline Special Equities Portfolio and Skyline Special Equities II. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 28, 1997.
--------------------------------------------------------------------------------

Item                Location or caption*
------              -----------------------------------------------------------

                    Part A (Prospectus)
                    -------------------

1(a)-(b)            Front cover

2(a)                Expense Information
 (b)-(c)            Highlights


3(a)                Financial Highlights
 (b)                Not applicable

 (c)-(d)            Management of Skyline - Performance



4(a)(i)             Skyline and its Shares
    (ii)            Investment Objective and Policies; Risks; Investment
                    Restrictions

  (b)               Investment Objective and Policies; Investment Restrictions
  (c)               Risks


5(a)                Management of Skyline
 (b)                Management of Skyline; Back cover; Expense Information
 (c)                Management of Skyline
 (d)                Not applicable

 (e)                Back cover

 (f)                Management of Skyline; Expense Information
 (g)                Management of Skyline



5A The information called for is contained in the annual reports of Skyline Special Equities Portfolio and Skyline Special Equities II



6(a)                Skyline and its Shares
 (b)-(d)            Not applicable
 (e)                Skyline and its Shares

 (f)                Dividends and Distributions
 (g)                Taxes
 (h)                Not applicable

7                   Purchasing Shares
 (a)                Back cover
 (b)                Purchasing Shares; Net Asset Value
 (c)                Not applicable
 (d)                Purchasing Shares

 (e)-(g)            Not applicable


8(a)-(d)            Redeeming Shares

9                   Not applicable


-------------------

* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item                Location or caption*
------              -----------------------------------------------------------


                    Part B (Statement of Additional Information)
                    --------------------------------------------

10(a)&(b)           Front cover

11                  Table of contents


12                  Skyline and the Portfolios



13(a)-(c)           Investment Objective and Policies; Investment Restrictions
  (d)               Investment Objective and Policies



14(a)-(c)           Management of Skyline


15(a)               Not applicable
  (b)               Principal Shareholders


  (c)               Management of Skyline


16(a)(i)            Investment Advisory Services

     (ii)           Management of Skyline

     (iii)          Investment Advisory Services


  (b)               Investment Advisory Services
  (c)-(g)           Not applicable
  (h)               General Information


     (i)            Not applicable

17(a)-(d)           Portfolio Transactions and Brokerage
  (e)               Not applicable

18(a)&(b)           Not applicable

19(a)-(c)           Purchase and Redemption of Shares

20                  Taxes

21(a)&(b)           General Information - Distributor
  (c)               Not applicable

22(a)               Not applicable
  (b)               Performance Information

23                  Financial Statements


-------------------

* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item                Location or caption*
------              -----------------------------------------------------------

                    Part C (Other Information)
                    ----------------------------


24                  Financial Statements and Exhibits

25                  Persons Controlled by or Under Common Control With
                    Registrant

26                  Number of Holders of Securities

27                  Indemnification

28                  Business and Other Connections of Investment Adviser

29                  Principal Underwriters

30                  Location of Accounts and Records

31                  Management Services

32                  Undertakings





-------------------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                      SKYLINE FUNDS-REGISTERED TRADEMARK-


                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606

                     IN ILLINOIS -- (312) 913-0900 COLLECT
                  OUTSIDE ILLINOIS -- (800) 458-5222 TOLL FREE


                                                                  April 25, 1997


  SKYLINE SPECIAL EQUITIES PORTFOLIO-REGISTERED TRADEMARK- and SKYLINE SPECIAL EQUITIES II-REGISTERED TRADEMARK- seek maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth.

  SKYLINE SPECIAL EQUITIES PORTFOLIO emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $700 million.


  SKYLINE SPECIAL EQUITIES II emphasizes investments in small companies whose outstanding shares have an aggregate market value of $400 million to $2 billion.



              SPECIAL EQUITIES PORTFOLIO IS CLOSED TO NEW INVESTORS.
                            SEE "PURCHASING SHARES."



  Skyline Special Equities Portfolio and Skyline Special Equities II are "no-load" funds. There are no sales or redemption charges, and there are no "12b-1" plans. Skyline Special Equities Portfolio and Skyline Special Equities II are each a series of Skyline Funds.


  This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.


  A Statement of Additional Information regarding Skyline Special Equities Portfolio and Skyline Special Equities II, dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing Skyline at the telephone numbers or address shown above. In addition, the Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated in this Prospectus by reference, and other information about Skyline Special Equities Portfolio and Skyline Special Equities II.


                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.    ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  -----
HIGHLIGHTS...................................................................           1
EXPENSE INFORMATION..........................................................           3
FINANCIAL HIGHLIGHTS.........................................................           4
INVESTMENT OBJECTIVE AND POLICIES............................................           7
RISKS........................................................................           7
INVESTMENT RESTRICTIONS......................................................           8
PURCHASING SHARES............................................................           8
    BY CHECK.................................................................           9
    BY WIRE..................................................................           9
    PURCHASES THROUGH INTERMEDIARIES.........................................          10
    GENERAL SHARE PURCHASE POLICIES..........................................          10
REDEEMING SHARES.............................................................          11
    BY MAIL..................................................................          11
    BY TELEPHONE.............................................................          11
    GENERAL REDEMPTION POLICIES..............................................          12
NET ASSET VALUE..............................................................          12
SHAREHOLDER SERVICES.........................................................          13
    SHAREHOLDER ACCOUNTS.....................................................          13
    RETIREMENT PLANS.........................................................          13
    EXCHANGE PRIVILEGE.......................................................          13
    AUTOMATIC INVESTMENT PLAN................................................          14
    SYSTEMATIC WITHDRAWAL PLAN...............................................          15
    DIVIDEND PURCHASE PLAN...................................................          15
DIVIDENDS AND DISTRIBUTIONS..................................................          15
TAXES........................................................................          16
MANAGEMENT OF SKYLINE........................................................          17
    THE TRUSTEES.............................................................          17
    THE ADVISER..............................................................          17
    PORTFOLIO TRANSACTIONS...................................................          19
    PERFORMANCE..............................................................          19
SKYLINE AND ITS SHARES.......................................................          20
    SHARES...................................................................          20
    VOTING RIGHTS............................................................          21
    SHAREHOLDER INQUIRIES....................................................          21

                                   HIGHLIGHTS


  SKYLINE SPECIAL EQUITIES PORTFOLIO and SKYLINE SPECIAL EQUITIES II are series (each, a "Portfolio" and collectively, the "Portfolios") of Skyline Funds ("Skyline"). Each Portfolio is a "no-load" fund. There are no sales or redemption charges.



INVESTMENT OBJECTIVE    SKYLINE SPECIAL EQUITIES PORTFOLIO and
  AND POLICIES          SKYLINE SPECIAL EQUITIES II seek maximum
                        capital appreciation primarily through
                        investment in common stocks that the Adviser
                        considers undervalued relative to earnings,
                        book value, or potential earnings growth.
                        SKYLINE SPECIAL EQUITIES PORTFOLIO
                        emphasizes investments in small companies
                        whose outstanding shares have an aggregate
                        market value of less than $700 million.
                        SKYLINE SPECIAL EQUITIES II also emphasizes
                        investments in small companies, but whose
                        outstanding shares have an aggregate market
                        value of $400 million to $2 billion. (See
                        "Investment Objective and Policies.")

INVESTMENT RISKS        Each Portfolio is designed for long-term
                        investors willing to accept more investment
                        risk and volatility than the stock market in
                        general.

MINIMUM PURCHASE        $1,000 for initial investments and $100 for
                        subsequent investments. (See "Purchasing
                        Shares.")

DIVIDENDS AND CAPITAL   Income dividends and capital gains, if any,
  GAINS                 are distributed at least annually.
                        Distributions automatically are reinvested
                        in additional shares at net asset value
                        unless payment in cash is requested. (See
                        "Dividends and Distributions.")

REDEMPTION PRICE        Current net asset value, without charge.
                        (See "Redeeming Shares.")

INVESTMENT ADVISER      Skyline Asset Management, L.P. (the
                        "Adviser") is the investment adviser to
                        Skyline. The Adviser managed more than $774
                        million in assets as of March 31, 1997.
                        William M. Dutton and Kenneth S. Kailin are
                        the portfolio managers of Skyline Special
                        Equities Portfolio and Skyline Special
                        Equities II, respectively. Each of them
                        leads a team which is responsible

                        for the day-to-day management of their
                        respective portfolios. (See "Management of
                        Skyline -- The Adviser.")

EXPENSES                Each Portfolio pays the Adviser a
                        comprehensive fee at an annual rate
                        declining from 1.50% of its average daily net asset value. The Adviser pays out of its fee the ordinary costs and expenses of each Portfolio. (See "Management of Skyline --
                        THE ADVISER.")

DISTRIBUTOR             Funds Distributor, Inc.

                              EXPENSE INFORMATION

  The following table shows all fees paid by shareholders or assessed against assets of the Portfolios:


                                                                  SKYLINE
                                                                  SPECIAL      SKYLINE
                                                                 EQUITIES      SPECIAL
                                                                 PORTFOLIO   EQUITIES II
                                                                -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of
   offering price)............................................        none         none
  Maximum Sales Load Imposed on Reinvested Dividends (as a
   percentage of offering price)..............................        none         none
  Deferred Sales Load.........................................        none         none
  Redemption Fees (1).........................................        none         none
  Exchange Fees...............................................        none         none

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees (including operating expenses)(2)...........       1.50%        1.50%
  12b-1 Fees..................................................        none         none
  Other Expenses..............................................        .01%         .03%
                                                                -----------  -----------
  Total Operating Expenses....................................       1.51%        1.53%


------------------------


(1) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire transfer (currently $12). (See "Redeeming Shares.")



(2) Under the advisory agreements, the Adviser pays all of the ordinary operating expenses of each Portfolio, except the fees and expenses of Skyline's non-interested trustees and the reimbursement of organization costs. (See "Management of Skyline -- The Adviser.")


  The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolios will bear, directly or indirectly.

EXAMPLE

  You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period for each of the
Portfolios:


                                                                  SKYLINE
                                                                  SPECIAL      SKYLINE
                                                                 EQUITIES      SPECIAL
                                                                 PORTFOLIO   EQUITIES II
                                                                -----------  -----------
1 year........................................................   $      15    $      16
3 years.......................................................          48           48
5 years.......................................................          82           83
10 years......................................................         180          182



  The Example should not be considered a representation of past or future expenses; the Portfolios' actual expenses and the annual rates of return may be greater or less than those shown. Although information such as that shown in the Example is useful in reviewing the Portfolios' expenses and in providing a basis for comparison of these expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


                              FINANCIAL HIGHLIGHTS


  The tables below reflect the results of the operations of each Portfolio on a per-share basis for the periods indicated. The information presented has been audited and reported on by Skyline's independent auditors. The tables should be read in conjunction with the financial statements of Skyline Special Equities Portfolio and Skyline Special Equities II, which may be obtained without charge from Skyline upon request. The auditors' report and further information about the performance of the Portfolios is contained in the Portfolios' Annual Reports and the Statement of Additional Information, which may be obtained from Skyline free of charge.

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------------------
                                           1996      1995(A)     1994       1993       1992       1991       1990       1989
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at beginning of
  period...............................  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32  $   11.49  $   10.32
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.........      (0.04)     (0.06)     (0.08)     (0.09)     (0.01)      0.01       0.10       0.13
  Net realized and unrealized gains
   (losses) on investments.............       5.02       2.21      (0.18)      3.94       5.37       4.74      (1.17)      2.33
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from Investment Operations.....       4.98       2.15      (0.26)      3.85       5.36       4.75      (1.07)      2.46
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment
   income..............................         --         --         --         --         --      (0.01)     (0.10)     (0.13)
  Dividends from net realized gains on
   investments.........................      (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.39)        --      (1.16)
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL DISTRIBUTIONS................      (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.40)     (0.10)     (1.29)
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at end of period.......  $   18.16  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32  $   11.49
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (d).......................     30.37%     13.83%     (1.15%)    22.85%     42.45%     47.28%     (9.28%)    23.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
  assets...............................      1.51%      1.51%      1.49%      1.48%      1.51%      1.55%      1.59%      1.60%
Ratio of net investment (loss) income
  to average net assets................      (.32%)    (0.35%)    (0.49%)    (0.54%)    (0.19%)     0.09%      0.95%      1.30%
Portfolio turnover rate................       130%        71%        82%       104%        87%       104%        98%        90%
Net assets at end of period (in
  thousands)...........................  $ 219,480  $ 174,899  $ 202,771  $ 228,011  $ 172,385  $  37,495  $  22,154  $  21,056
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                                      APRIL 23,
                                                     1987(B) TO
                                                    DECEMBER 31,
                                           1988         1987
                                         ---------  -------------
Net asset value at beginning of
  period...............................  $    7.99    $    9.61
                                         ---------  -------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.........       0.05         0.01
  Net realized and unrealized gains
   (losses) on investments.............       2.33        (1.63)
                                         ---------  -------------
  Total from Investment Operations.....       2.38        (1.62)
                                         ---------  -------------
LESS DISTRIBUTIONS
  Dividends from net investment
   income..............................      (0.05)          --
  Dividends from net realized gains on
   investments.........................         --           --
                                         ---------  -------------
    TOTAL DISTRIBUTIONS................      (0.05)          --
                                         ---------  -------------
Net asset value at end of period.......  $   10.32    $    7.99
                                         ---------  -------------
                                         ---------  -------------
TOTAL RETURN (d).......................     29.79%      (16.86%)(c)
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
  assets...............................      1.70%        1.60%(e)(f)
Ratio of net investment (loss) income
  to average net assets................      0.61%        0.20%(e)(f)
Portfolio turnover rate................        68%         173%(e)
Net assets at end of period (in
  thousands)...........................  $  11,498    $   6,605
                                         ---------  -------------
                                         ---------  -------------


------------------------


See "Notes to Financial Highlights" on page 5.

SKYLINE SPECIAL EQUITIES II


                                                                         FEBRUARY
                                                                            9,
                                                                         1993 (B)
                                        YEAR ENDED DECEMBER 31,             TO
                                    --------------------------------     DECEMBER
                                      1996      1995(A)      1994        31, 1993
                                    ---------  ---------  ----------     ---------
Net asset value at beginning of
  period..........................  $   11.29  $   10.14  $    10.79     $ 10.00
                                    ---------  ---------  ----------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income....      (0.02)      0.06        0.02        0.01
  Net realized and unrealized
   gains (losses) on
   investments....................       2.94       2.06       (0.19)       1.00
                                    ---------  ---------  ----------     ---------
  Total from Investment
   Operations.....................       2.92       2.12       (0.17)       1.01
                                    ---------  ---------  ----------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
   income.........................      (0.01)     (0.06)      (0.02)         --
  Dividends from net realized
   gains on investments...........      (2.26)     (0.91)      (0.46)      (0.22)
  Return of capital distribution           --         --          --(h)       --
                                    ---------  ---------  ----------     ---------
TOTAL DISTRIBUTIONS...............      (2.27)     (0.97)      (0.48)      (0.22)
                                    ---------  ---------  ----------     ---------
Net asset value at end of
  period..........................  $   11.94  $   11.29  $    10.14     $ 10.79
                                    ---------  ---------  ----------     ---------
                                    ---------  ---------  ----------     ---------
TOTAL RETURN......................      26.60%     20.95%      (1.52%)     10.08%(i)
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
  assets..........................       1.53%      1.52%       1.51%       1.51%(e)
Ratio of net investment (loss)
  income to average net assets....      (0.24%)      0.50%       0.22%     (0.10)%(e)
Portfolio turnover rate...........        145%       102%       % 82         111%(e)
Net assets at end of period (in
  thousands)......................  $ 105,333  $  89,203  $   99,638     $58,608
                                    ---------  ---------  ----------     ---------
                                    ---------  ---------  ----------     ---------



NOTES TO FINANCIAL HIGHLIGHTS:



During 1996, the average brokerage commissions paid per share of stock bought or sold in a transaction in which a commission was paid were $0.0636 and $0.0619 for Skyline Special Equities Portfolio and Skyline Special Equities II, respectively.


(a) Effective September 1, 1995, Skyline Asset Management, L.P. became the investment adviser to each of the Portfolios.

(b) Commencement of operations.

(c) For the period April 23, 1987 to December 31, 1987.

(d) Total return for Skyline Special Equities Portfolio does not reflect the effect of any sales charges which may have been previously charged.

(e) Ratios have been determined on an annualized basis.

(f) During the period from April 23, 1987 through December 31, 1987, fees totaling $10,159 were reimbursed to the Skyline Special Equities Portfolio or waived by the Portfolio's previous investment adviser. Absent the foregoing, the ratio of expenses to average net assets would have been 1.88%, and the ratio of net investment loss to average net assets would have been (.08%).


(h) Distributions were less than $.01 per share.



(i) For the period February 9, 1993 to December 31, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES


  Although SKYLINE SPECIAL EQUITIES PORTFOLIO and SKYLINE SPECIAL EQUITIES II have the same general investment objective and follow the same investment strategy, the Portfolios do differ in the size of the companies in which they invest. Each Portfolio seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Companies in which the Portfolios invest generally fall into one of the following three categories:


  1. A company that the Adviser believes will achieve above-average growth in earnings, but that is selling at a price/earnings ratio below the average for the overall stock market.

  2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.


  SKYLINE SPECIAL EQUITIES PORTFOLIO emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $700 million; SKYLINE SPECIAL EQUITIES II emphasizes investments in small companies whose outstanding shares have an aggregate market value of $400 million to $2 billion.


  Each Portfolio is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of each Portfolio will be invested in common stocks. In management of cash receipts or liquidity for anticipated redemptions, each Portfolio may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.

                                     RISKS


  Because of the Portfolios' concentration in stocks of small companies, which tend to be more volatile and less liquid than stocks of larger companies, investment in the Portfolios may involve an above-average degree of risk. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities. However, the Portfolios attempt to minimize risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect a lower price.


  There can be no assurance that a Portfolio's investment objective will be achieved. Each Portfolio's investment objective and policies may be changed by Skyline's board of trustees without shareholder approval. However, shareholder approval is required for changes in a Portfolio's fundamental investment restrictions. Any change in a Portfolio's investment objective might result in that Portfolio having an investment objective that differs from the investment objective a shareholder considered appropriate when investing.


                            INVESTMENT RESTRICTIONS


  Skyline has adopted for each Portfolio the following investment restrictions, among others, that may be changed only with the approval of a majority of the outstanding shares of that Portfolio as defined in the Investment Company Act of 1940. A Portfolio may not: (1) invest more than 5% of its assets (valued at the time of investment) in the securities of any single issuer, excluding government obligations; (2) invest in a security if, as a result of such investment, the Portfolio would hold more than 10% (measured at the time of investment) of the outstanding voting securities of the issuer of such security; or (3) invest more than 5% of its assets ( valued at the time of investment) in the securities of an issuer with less than three years operating history (including predecessors). All of the investment restrictions for each Portfolio are stated in the Statement of Additional Information.


                               PURCHASING SHARES


  SKYLINE SPECIAL EQUITIES PORTFOLIO CLOSED ON JANUARY 30, 1997, TO INVESTMENT BY NEW INVESTORS. However, persons owning shares of Skyline Special Equities Portfolio as of January 30, 1997 (the "Closing Date"), may continue to add to their accounts. In addition, the following persons may continue to open new accounts after the Closing Date: (i) persons owning shares of the Portfolio as of the Closing Date; (ii) clients of any financial advisor or planner who has $250,000 or more of client assets invested in the Portfolio as of the Closing Date; (iii) clients of Mesirow Asset Management, Inc., Skyline's former investment adviser, and Mesirow Financial, Inc., Skyline's former distributor;
(iv) Skyline's trustees and members of their immediate families and the Adviser's employees and members of their immediate families; (v) retirement plan accounts (including ERISA accounts and IRAs) for the Adviser's employees, and Skyline's trustees, and members of their immediate families; (vi) retirement plans sponsored by the Adviser or Affiliated Managers Group, Inc., the general partner of the

Adviser, in which the Adviser's employees are eligible to participate; (vii) members of Skyline Growth Fund, L.L.C., a private investment company managed by the Adviser; and (viii) persons who are transferring or rolling over into a Skyline Fund IRA assets from an employee benefit plan through which they held shares of the Portfolio, or investing part or all of the proceeds of a distribution from a plan through which the person held shares of the Portfolio which does not permit transfers or rollovers. IF YOU HAVE QUESTIONS ABOUT YOUR ELIGIBILITY TO PURCHASE SHARES OF THE PORTFOLIO, CALL SKYLINE AT (312) 913-0900 OR (800) 458-5222. Purchases of shares of Skyline Special Equities II are not affected by this restriction.



  BY CHECK. Shares of the Portfolios may be purchased by completing a share purchase application and forwarding it, together with a check for the investment, directly to SKYLINE FUNDS C/O FIRSTAR TRUST COMPANY, P.O. BOX 701, MILWAUKEE WI 53201 or to the Distributor or an authorized broker-dealer who is responsible for promptly delivering the application and initial investment to Skyline. The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.



  The purchase price of shares in each Portfolio is the net asset value per share next computed after receipt by Skyline (from the Distributor or an authorized broker-dealer or directly from a shareholder) of an order completed in accordance with the instructions on the account application. Your order must be received by Skyline before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) to receive the net asset value calculated on that day. (See "Net Asset Value"). All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.



  Should an order to purchase shares of a Portfolio be canceled because a shareholder's check does not clear, the shareholder will be responsible for any resulting loss incurred by that Portfolio. A charge (currently $20) will be assessed for any returned check.


  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


  BY WIRE. To purchase shares of Skyline by Federal wire transfer, please call Skyline at (800) 458-5222 for instructions. To open a new account by wire, Skyline requires that an application form be faxed to it prior to receipt of the wire. Investors must then promptly mail the original application form to Skyline at Firstar Trust Company, P.O. Box 701, Milwaukee WI 53201. No account services will be established until the completed application has been received by Skyline.

  PURCHASES THROUGH INTERMEDIARIES. A shareholder may also purchase shares by giving instructions by telephone to purchase shares (including the shareholder's name and amount to be invested) to an authorized broker-dealer and instructing the broker-dealer to wire transfer the funds for the shareholder's account. Funds transferred by wire in this manner will be considered to be invested upon receipt of the order by Skyline. Funds may be invested in this manner only through an authorized broker-dealer. Any questions regarding this method of investment may be answered by calling (312) 913-0900 or (800) 458-5222.



  You may also purchase (or redeem) shares through investment dealers, banks, or other institutions. However, these institutions may charge for their services or place limitations on the extent to which you may use the services offered by Skyline. Skyline does not impose any charges or limitations (other than nominal charges for wire transfer, returned check, and similar items, as described in this Prospectus) if you purchase (or redeem) shares directly from the Distributor.



  Some financial institutions that maintain nominee accounts with Skyline for their clients for whom they hold shares of a Portfolio charge an annual fee of up to .35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying shares of a Portfolio. Such fees are paid by the Adviser.



  GENERAL SHARE PURCHASE POLICIES. The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The minimum initial investment to open an account for a spousal IRA (established for a nonworking spouse) is $250. A Social Security or Taxpayer Identification Number must be supplied and certified on the account application form before an account can be established. Skyline may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish Skyline with the shareholder's correct Social Security or Taxpayer Identification Number.



  Skyline reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Skyline believes that frequent purchases and redemptions of Portfolio shares by investors utilizing market-timing strategies adversely affect the Portfolios. Skyline therefore intends to reject purchase orders from investors identified by Skyline as market-timers.



  Generally, Skyline does not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon a shareholder's written request. Fractional shares, if any, will be carried on Skyline's books without issuance of certificates.

                                REDEEMING SHARES


  BY MAIL. Shareholders of each Portfolio may redeem their shares at the net asset value next determined after the request is received by Skyline. Your redemption request in proper form must be received by Skyline before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) to receive the net asset value calculated on that day. (See "Net Asset Value.") To redeem shares, a written request must be received by Skyline or telephone authorization in proper form must be received by Skyline or be on file with Skyline. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.



  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.



  A signature guarantee is required on a written redemption request if (i) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by the shareholder in accordance with the instructions on the account application, (ii) the proceeds of the requested redemption would be more than $10,000, or (iii) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS. The signature guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE ARE NOT PERMITTED. Redemption checks will not be forwarded if the redeeming shareholder moves. The redemption request should also indicate the change of address and include a signature guarantee.



  BY TELEPHONE. Telephone redemptions can be authorized on the account application. If telephone redemptions are so authorized, Skyline will honor requests by telephone at (312) 913-0900 or (800) 458-5222. Reasonable procedures are used to confirm that instructions received by telephone are genuine. Such procedures include requesting personal identification information that appears on the purchase application and recording the conversation. You will bear the risk of any loss that might result from a fraudulent instruction, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. Skyline reserves the right to record all telephone redemption requests. You may not redeem by telephone shares held in an IRA account.



  GENERAL REDEMPTION POLICIES. The redemption price per share is the net asset value next determined after receipt of the redemption request, which may be more or less than the shareholder's cost depending upon the value of the Portfolio's investment securities at the time of redemption. (See "Net Asset Value.") There is no charge for a redemption, but an authorized broker-dealer may charge a fee for this service. A redemption order received from a broker-dealer must be at least $250 unless the entire account is being redeemed.



  Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to the shareholder's bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $12). That charge and any similar service fee may be changed without prior notice to shareholders. Wires to third parties are not permitted.



  Skyline may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If a shareholder attempts to redeem shares within 15 days after they have been purchased by check, Skyline may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received.



  Skyline reserves the right to redeem shares in any account with a balance of less than $750 in share value in any Portfolio. Prior to any such redemption, Skyline will give shareholders with accounts not meeting the minimum balance requirement 30 days' written notice during which time they may increase their investment to avoid having shares redeemed. The $750 minimum balance requirement will be waived if an account balance drops below $750 due to market activity.


                                NET ASSET VALUE

  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.


  The net asset value of the shares of each Portfolio is determined as of the close of regular session trading on the New York Stock Exchange (currently

3:00 p.m., central time) each day it is open for trading. The net asset value per share of each Portfolio is determined by dividing the value of all of its securities and other assets, less its liabilities, by the number of shares of the Portfolio outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price or, if there have been no sales on the valuation day, at the most recent bid price. Money Market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Other securities traded over-the-counter are valued at the last reported bid price. Other assets and securities are valued by methods Skyline's board of trustees believes will determine a fair value.


                              SHAREHOLDER SERVICES


  SHAREHOLDER ACCOUNTS. Each shareholder receives a quarterly account statement showing transactions in Portfolio shares with a balance denominated in Portfolio shares. In addition, confirmations are sent to shareholders upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, a shareholder may obtain a historical transcript of his account by requesting one in writing from Firstar Trust Company.



  RETIREMENT PLANS. Investors may use Skyline as an investment for their Individual Retirement Accounts ("IRAs"), profit sharing or pension plans,
Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers.



  EXCHANGE PRIVILEGE. Skyline offers an exchange privilege among Skyline Special Equities Portfolio, Skyline Special Equities II and two portfolio series of Portico Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund (the "Portico Money Market Funds"). You may only use the exchange privilege to exchange into Skyline Special Equities Portfolio if you would be eligible to invest in the Portfolio after January 30, 1997. (See "Purchasing Shares.") All exchanges are based on the respective net asset value per share next calculated after the receipt of an exchange request. Shares of either Portico Money Market Fund or either Portfolio to be acquired must be available for sale in the investor's state. To be effective on that date, a request to exchange into or out of a Portico Money Market Fund must be received by the purchase or redemption cutoff time described from time to time in the Portico Money Market Funds prospectus, a copy of which can be obtained from Skyline at (312) 913-0900 or (800) 458-5222.

  The exchange privilege is not available for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless the shareholder notifies Skyline on the account application that such authorization has been withheld. Unless authorization is withheld, Skyline will honor exchange requests by telephone at
(312) 913-0900 or (800) 458-5222. Skyline reserves the right to record all telephone exchange requests. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and recording the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account. During periods of volatile economic and market conditions, a shareholder may have difficulty making a redemption request by telephone, in which case an exchange request would have to be made in writing.



  Skyline reserves the right at any time without prior notice to suspend or terminate the use of the exchange privilege by any person or class of persons. Skyline believes that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Portfolios. THEREFORE, SKYLINE GENERALLY WILL NOT HONOR REQUESTS FOR EXCHANGES BY SHAREHOLDERS IDENTIFIED BY SKYLINE AS "MARKET-TIMERS." Moreover, Skyline reserves the right at any time without prior notice to suspend, limit, modify, or terminate the exchange privilege in its entirety. Because such a step would be taken only if Skyline's board of trustees believes it would be in the best interests of the Portfolios, Skyline expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the exchange privilege would adversely affect the Portfolios. IF SKYLINE WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE AN EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE.


  EXCHANGES OF SHARES ARE TAXABLE EVENTS AND MAY RESULT IN A GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. A prospectus for the Portico Money Market Funds may be obtained from the Distributor or any authorized broker-dealer. An investor considering an exchange should refer to the relevant prospectus for additional information.


  AUTOMATIC INVESTMENT PLAN. Skyline has a pre-authorized check plan for shareholders who wish to make automatic periodic investments in shares of a Portfolio. With regard to investments in Skyline Special Equities Portfolio, you may use the plan only if you are eligible to invest in the

Portfolio. (See "Purchasing Shares.") You may establish an automatic investment plan for Skyline Special Equities II or for Skyline Special Equities Portfolio (if you are eligible to invest in that Portfolio) by opening an account with $1,000 or more and delivering to Skyline an automatic investment plan application along with a voided check. The plan enables Firstar Trust Company, Skyline's transfer agent, to withdraw funds from your bank account or NOW account on a predetermined basis for investment in shares of a Portfolio. You may terminate your participation in the plan at any time without penalty by written notice to Firstar Trust Company at least 15 days prior to the next investment date. Skyline may modify or terminate the plan at any time, or from time to time, without notice to shareholders.



  SYSTEMATIC WITHDRAWAL PLAN. A shareholder may request that Skyline periodically redeem shares of a Portfolio having a specified redemption value. Payment is sent by check to the record holder(s) of the account. To initiate the Systematic Withdrawal Plan, the account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of not less than $100. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.



  DIVIDEND PURCHASE PLAN. A shareholder may have dividends and distributions paid by a Portfolio automatically invested in shares of one of the Portico Money Market Funds in which an account has been opened through Skyline's exchange privilege. Similarly, dividends paid on shares in a Portico Money Market Fund account opened by a Skyline shareholder through the exchange privilege may be automatically invested in shares of Skyline Special Equities II or, if the shareholder is eligible to invest in Skyline Special Equities Portfolio, in shares of that Portfolio. The account into which the dividends are to be invested must meet any applicable minimum balance requirement, and the account registration must be identical to the registration of the account from which the dividends or distributions are paid. The minimum subsequent investment amount will be waived. Before establishing this plan to make investments in the Portico Money Market Funds, a shareholder should obtain and read carefully the Portico Money Market Funds prospectus, a copy of which may be obtained by calling Skyline at (312) 913-0900 or (800) 458-5222.


                          DIVIDENDS AND DISTRIBUTIONS


  Shareholders may receive two kinds of distributions from Skyline: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at net asset value per share (without a sales charge) unless the shareholder has requested on the account application or in writing that distributions be made in cash. The Portfolios expect to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

                                     TAXES


  Each Portfolio is a separate entity for federal income tax purposes. Skyline intends for each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, each Portfolio must meet certain income, distribution and diversification requirements. In any year in which a Portfolio so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.



  Dividends paid by the Portfolios from net investment income together with distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income, generally in the year received. Distributions declared in October through December, to shareholders of record before January 1, and paid during January of the following year, will be considered paid on December 31 in the calendar year declared. A portion of any dividend paid by each Portfolio from its net investment income generally will be eligible for the dividends-received deduction for corporations, depending upon the percentage of the distributing Portfolio's net income derived from qualifying dividends. Distributions by a Portfolio of net capital gains (the excess of net long-term capital gains over net short-term losses) which are designated as capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in the Portfolio. To the extent a Portfolio makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain on the sale of such shares. Shareholders will be informed annually of the amount and nature of Skyline's income and distributions. However, shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.



  Under federal law, exchanges and redemptions of shares, including exchanges of shares in one Portfolio for shares in another Portfolio or another fund with which Skyline has exchange privileges, are taxable events and, accordingly, may result in capital gain or loss for shareholders participating in such transactions. Shareholders electing to reinvest dividends or redemption proceeds in new shares will nevertheless be treated as having received such distributions for tax purposes.

  Any dividends or distributions have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although a dividend or distribution paid shortly after shares are purchased is in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. Skyline will notify you annually as to the tax status of dividend and capital gain distributions paid by Skyline.



  Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of Skyline's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Skyline will indicate each year the portion of each Portfolio's income, if any, which is derived from such obligations.



  Skyline is required by federal law to withhold, currently at the rate of 31%, from reportable payments (which may include dividends, capital gain distributions, and proceeds from redemptions) paid to shareholders who have not provided a social security or taxpayer identification number, have not represented that they either are not currently subject to backup withholding or are exempt from backup withholding, and have not certified that such information is correct. Any amounts withheld will be credited against a shareholder's normal federal income tax liability.


  The tax treatment of non-resident alien individuals, foreign corporations and other non-U.S. shareholders may differ from that described above. All shareholders should consult their own advisors concerning federal, state, and local tax consequences of an investment in the Portfolios. This discussion is included for general information only.


                             MANAGEMENT OF SKYLINE



  THE TRUSTEES. The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by the shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.



  THE ADVISER. Skyline's investment adviser is Skyline Asset Management, L.P. The Adviser is a Delaware limited partnership formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc.

("AMG"), a Boston-based private holding company that makes equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. Limited partnership interests in the Adviser are held by corporations wholly owned by certain management personnel of the Adviser, including the portfolio managers of each Portfolio. More than fifty percent of the stock of AMG is controlled by TA Associates, Inc., a Delaware corporation founded in 1968 which directly or indirectly has invested in more than 200 enterprises prior to its investment in AMG.


  The Adviser manages the investment and reinvestment of the assets of each Portfolio. In addition the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering Skyline's day-to-day operations, and provides shareholder and investor services.



  In return for the comprehensive fee described below, the Adviser bears all ordinary costs and expenses attendant to operating the Portfolios except fees paid to non-interested trustees, organization and initial offering expenses, taxes, interest expense, portfolio transaction costs, and any extraordinary costs or expenses not incurred in the course of Skyline's ongoing operation. The overall expense ratio of each Portfolio is shown in the "Expense Information" table in this Prospectus.



  For its advisory, management, and administrative services, and for the assumption of Skyline's ordinary operating expenses, each Portfolio pays the Adviser a monthly comprehensive fee based on its average daily net asset value at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. Unlike most mutual funds, the Adviser rather than Skyline pays out of its fee Skyline's ordinary operating expenses. In addition, the Adviser has agreed to limit each Portfolio's expenses (including the Adviser's fee but excluding extraordinary costs or expenses not incurred in the ordinary course of Skyline's operation) to 1.75% of the average daily net assets of Skyline Special Equities Portfolio and 2.00% of the average daily net assets of Skyline Special Equities II. Expenses incurred in excess of these limits, if any, will be reimbursed to the Portfolio by the Adviser.



  Each Portfolio has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. William M. Dutton, portfolio manager for Skyline Special Equities Portfolio, and Kenneth S. Kailin, portfolio manager for Skyline Special Equities II, are responsible for the day-to-day management of their respective Portfolios. Mr. Dutton has been portfolio manager of Skyline Special Equities Portfolio since it began operations in 1987, and is President and Chief Executive Officer of the Adviser and President of Skyline. In addition, Mr. Dutton manages separately managed accounts. Before August 31, 1995, Mr. Dutton was an Executive Vice President of Skyline's former investment adviser. Mr. Kailin has been the portfolio manager of Skyline Special Equities II since it began operations in 1993, and is Principal-Portfolio Manager of the Adviser and an Executive Vice President of Skyline. In addition, Mr. Kailin manages separately managed accounts. Mr. Kailin was a Senior Vice President of Skyline's former investment adviser from 1994 to August 31, 1995, Vice President from 1992 to 1994, and an analyst prior thereto.



  PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for a Portfolio and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the Adviser's responsibility. In general, the Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.



  The Adviser may consider research services provided by the broker or dealer, some of which may be useful to the Adviser in its other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the Adviser. The Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of the Portfolios' shares, but only if the Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms.


  The historical portfolio turnover rates of Skyline Special Equities Portfolio and Skyline Special Equities II are included in the Financial Highlights.


  PERFORMANCE. From time to time, in advertisements and sales literature, Skyline may present information regarding the total return on a hypothetical investment in a Portfolio for various periods of performance and may make comparisons of such total return to various stock indexes (groups of unmanaged common stocks), to the Consumer Price Index, or to groups of comparable mutual funds.


  Total return for a period is the percentage change in value during the period of an investment in a Portfolio's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Portfolio. Income taxes will not be taken into account.


  In addition to the figures described above, Skyline might use rankings or ratings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 4,700 equity mutual funds, Morningstar, Inc., or another service to compare the performance of a Portfolio with the performance of (i) other funds of similar size and investment objective or (ii) broader groups of funds. Skyline may also provide information about, or compare performance of a Portfolio to, the historical returns on various types of financial assets.



  Performance of a Portfolio will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by Skyline may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.



  Further information about the Portfolios' performance is contained in the Annual Reports of Skyline Special Equities Portfolio and Skyline Special Equities II, copies of which may be obtained without charge by calling Skyline at (312) 913-0900 or 1-800-458-5222.



                             SKYLINE AND ITS SHARES



  Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline Special Equities Portfolio began operations April 23, 1987, and Skyline Special Equities II began operations on February 9, 1993. Skyline's name was changed to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust.



  SHARES. Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. There are currently two series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.



  Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or a Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of a Portfolio of all losses and expenses of any shareholder held personally liable for the obligations of that Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.



  VOTING RIGHTS. Each share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Portfolio is required for approval of Skyline's investment advisory agreement, any change in a Portfolio's fundamental investment policies and restrictions, and any matters which affect an individual Portfolio. Shareholders of a Portfolio are not entitled to vote on any matter not affecting that Portfolio. All shareholders of Skyline vote together in the election of trustees.



  SHAREHOLDER INQUIRIES. Inquiries should be addressed to Skyline Funds, c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. Telephone inquiries may be made at (312) 913-0900 or (800) 458-5222.

-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------


SHAREHOLDER SERVICES:
  Skyline Funds
  311 South Wacker Drive, Suite 4500
  Chicago, IL 60606
  (800) 458-5222
  (312) 913-0900


INVESTMENT ADVISER:
  SKYLINE ASSET MANAGEMENT, L.P.
  311 SOUTH WACKER DRIVE, SUITE 4500
  CHICAGO, IL 60606


DISTRIBUTOR:
  FUNDS DISTRIBUTOR, INC.
  60 STATE STREET, SUITE 1300
  BOSTON, MA 02109


CUSTODIAN AND TRANSFER AGENT:
  FIRSTAR TRUST COMPANY
  P.O. BOX 701
  MILWAUKEE, WI 53201

INDEPENDENT AUDITORS:
  ERNST & YOUNG LLP
  233 SOUTH WACKER DRIVE
  CHICAGO, IL 60606


LEGAL COUNSEL:
  BELL, BOYD & LLOYD
  THREE FIRST NATIONAL PLAZA, SUITE 3300
  CHICAGO, ILLINOIS 60602



  NO DEALER, SALESPERSON OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR SKYLINE FUNDS, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY SKYLINE FUNDS, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



  SKYLINE FUNDS, THE SKYLINE LOGO, SKYLINE SPECIAL EQUITIES PORTFOLIO AND SKYLINE SPECIAL EQUITIES II ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.


-------------------------------------

S K Y L I N E  F U N D S-REGISTERED TRADEMARK-


SKYLINE SPECIAL
EQUITIES PORTFOLIO-REGISTERED TRADEMARK-

SKYLINE SPECIAL
EQUITIES II-REGISTERED TRADEMARK-

----------------------------
PROSPECTUS

---------------------------------

APRIL 25, 1997


-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------

                      SKYLINE FUNDS-REGISTERED TRADEMARK-


                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606
                                 (312) 913-0900
                                 (800) 458-5222

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 25, 1997


--------------------------------------------------------------------------------


  SKYLINE SPECIAL EQUITIES PORTFOLIO and SKYLINE SPECIAL EQUITIES II are each a series of Skyline Funds ("Skyline"). Each series of Skyline represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective and policies. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio and Skyline Special Equities II dated April 25, 1997, and any supplement to that Prospectus. That Prospectus can be obtained without charge by calling or writing to Skyline.


                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
SKYLINE AND THE PORTFOLIOS.................................................................................           2
INVESTMENT OBJECTIVE AND POLICIES..........................................................................           2
INVESTMENT RESTRICTIONS....................................................................................           3
PERFORMANCE INFORMATION....................................................................................           4
PRINCIPAL SHAREHOLDERS.....................................................................................           7
MANAGEMENT OF SKYLINE......................................................................................           8
INVESTMENT ADVISORY SERVICES...............................................................................           9
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................................................          10
PURCHASE AND REDEMPTION OF SHARES..........................................................................          12
TAXES......................................................................................................          13
GENERAL INFORMATION........................................................................................          13
FINANCIAL STATEMENTS.......................................................................................          14

                           SKYLINE AND THE PORTFOLIOS



  Skyline's name was changed from "Skyline Fund" to "Skyline Funds" as of the date of this Statement of Additional Information. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio, and "Special Equities II" means Skyline Special Equities II. Special Equities Portfolio and Special Equities II are sometimes referred to together as the "Portfolios." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to each of the Portfolios.


                       INVESTMENT OBJECTIVE AND POLICIES

  SPECIAL EQUITIES PORTFOLIO seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $700 million. The Adviser attempts to identify companies that it believes are neglected by the investment community.


  SPECIAL EQUITIES II seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Special Equities II emphasizes investments in small companies whose outstanding shares have an aggregate market value of $400 million to $2 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.



  Small-capitalization stocks (for this purpose, under $2 billion in market value) as a group may outperform or underperform larger capitalization stocks as a group over various periods. According to various studies of stock market performance commencing in the 1920s or 1930s, stocks of small-capitalization companies have provided a greater total return to investors than have stocks of companies with larger market capitalizations.(1)



  There can be no assurance that a Portfolio's investment objective will be achieved. Each Portfolio's investment objective and policies may be changed by Skyline's board of trustees without shareholder approval. However, shareholder approval is required for changes in a Portfolio's fundamental investment restrictions, and no change in a Portfolio's investment objective will be implemented without at least 30 days' prior notice to shareholders.


  TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, each Portfolio may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents.

  REPURCHASE AGREEMENTS. Each Portfolio may invest up to 5% of its assets in repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument, at a fixed price, including yield, within a specified term. A Portfolio could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Portfolios did not invest in repurchase agreements in the most recent fiscal year and have no present intention of doing so.

  FOREIGN SECURITIES. The Portfolios may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers.

------------------------

  (1) E.g., Roger G. Ibbotson and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION, 1989, updated in STOCKS, BONDS, BILLS AND INFLATION 1993 YEARBOOK; Prudential Securities, STRATEGY WEEKLY, March 17, 1993.

For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs), securities of Canadian issuers, and securities guaranteed by a United States person. Neither Portfolio expects to invest as much as 5% of its assets in foreign securities.


  PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio increased from 71% in 1995 to 130% in 1996, and the portfolio turnover rate of Special Equities II increased from 102% in 1995 to 145% in 1996. The increase in the rates in 1996 was due to an increase in the number of stocks reaching their sell targets, primarily as a result of a rising stock market and good stock selection. For Special Equities Portfolio, the higher rate in 1996 also reflects the reduction over the course of the year in the number of holdings in the portfolio.


                            INVESTMENT RESTRICTIONS


  For each Portfolio, Skyline has adopted the following investment restrictions (which may not be changed without the approval of a majority of a Portfolio's outstanding shares), under which a Portfolio may not:



       1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing (including the amount borrowed) (a Portfolio will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.


       2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).


       3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.


       4.  Acquire securities of any one issuer which at the time of investment
           (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

       5. Invest more than 5% of its assets (measured at the time of investment) in securities of an issuer with less than three years operating history (including predecessors).

       6. Sell securities short or purchase securities on margin (but each Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

       7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

       8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

       9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.


  Skyline has also adopted the following additional restrictions and policies with respect to each Portfolio (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, a Portfolio may not:


       A. Invest in companies for the purpose of exercising control or management.

       B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio.


       C.  Invest in securities of other open-end investment companies.

       D. Mortgage, hypothecate, or in any manner transfer as security for indebtedness, any securities owned or held by it, except that this restriction does not apply to borrowings permitted above.


       E. Purchase or retain securities of any issuer if an aggregate of 5% of the securities of such issuer are owned by those officers, directors, or trustees of Skyline or of its Adviser who each own beneficially more than of 1% of its securities.


       F. Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

       G.  Invest over 5% of its assets in repurchase agreements or warrants.

       H. Invest in oil, gas, or other mineral exploration or development programs, except it may invest in marketable securities of enterprises engaged in oil, gas, or mineral exploration.

       I.  Invest less than 65% of its total assets in common stocks.


       J. Invest in financial futures, options, or options on financial futures.



                            PERFORMANCE INFORMATION


  From time to time Skyline may quote total return performance data for its Portfolios. Total return for a period is the percentage change in value during the period of an investment in a Portfolio's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:



          ERV = P(1+T)n

Where:    P = a hypothetical initial investment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

  For example, total return and average annual total return at December 31, 1996 of an investment of $1,000 in Special Equities Portfolio and Special Equities II were:



                                                                                          AVERAGE ANNUAL
                                                                                TOTAL          TOTAL
                                                                             RETURN (%)     RETURN (%)
                                                                             -----------  ---------------
SPECIAL EQUITIES PORTFOLIO
  1 Year...................................................................       30.37          30.37
  5 Years..................................................................      156.63          20.74
  Life of Portfolio........................................................      358.97          17.02
  (April 23, 1987)

SPECIAL EQUITIES II
  1 Year...................................................................       26.60          26.60
  Life of Portfolio........................................................       65.99          13.90
  (February 9, 1993)



  Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. Total return and average annual total return figures for Special Equities Portfolio do not take into account the effect of the sales charge that applied to sales of that Portfolio's shares before August 13, 1992. If such charges were taken into account, Special Equities Portfolio's total return and average annual total return figures over five years and the life of the Portfolio would be lower. The figures are not a guarantee of future results. The performance of a Portfolio is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing a Portfolio's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.



  In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Portfolios. The comparison of a Portfolio to an alternative investment should consider differences in features and expected performance.

  A Portfolio may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines which might mention Skyline and its Portfolios include, but are not limited to, the following:



Barron's                      Los Angeles Times
Business Week                 Money
Changing Times                The Mutual Fund Letter
Chicago                       Mutual Fund Values (Morningstar)
Chicago Tribune               Newsweek
Chicago Sun-Times             The New York Times
Crain's Chicago Business      Pensions and Investments
Consumer Reports              Personal Investor
Consumer Digest               Smart Money
Financial World               Stanger Reports
FA Advisor                    Time
Forbes                        USA Today
Fortune                       U.S. News and World Report
Institutional Investor        The Wall Street Journal
Investor's Daily              Worth
Kiplinger's Personal Finance




  When a newspaper, magazine, or other publication mentions Skyline or a Portfolio, such mention may include: (i) listings of some or all of a Portfolio's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook, generally and for a Portfolio, in the view of Skyline, a portfolio manager or the Adviser.


  Each Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

  The performance of the Portfolios may be compared to stock market indexes or averages, including the following:


Dow-Jones Industrial Average            New York Stock Exchange Composite Index
Russell 1000 Index                      American Stock Exchange Composite Index
Russell 2000 Small Stock Index          NASDAQ Composite
Russell 2500 Index                      NASDAQ Industrials
Russell 3000 Index                      (These indexes generally reflect the
Russell Mid-Cap Stock Index               performance of stocks traded in the
Standard & Poor's 500 Stock Index         indicated markets.)
Standard & Poor's 400 Industrials
Standard & Poor's Mid-Cap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized
  indicators of general U.S. stock
  market results.)


  The Portfolios' performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth

Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Mid-Cap Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Value Average.


  Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated, and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.


  Lipper and Morningstar, Inc. ("Morningstar"), classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Portfolios may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Portfolio to a different category or develop (and place a Portfolio into) a new category, that Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.



  To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Portfolios may use Ibbotson's historical data regarding the Consumer Price Index. The Portfolios may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).


                             PRINCIPAL SHAREHOLDERS


  The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Portfolio as of March 31, 1997 were the Mesirow Financial Corporation Savings Plan/Mesirow Financial Corporation Savings Trust, as record owner for various beneficial owners, which held 5.42% and Charles Schwab & Co., Inc., as a nominee for various beneficial owners which held 24.66% of the shares of Special Equities Portfolio, and Charles Schwab & Co., Inc., as nominee for various beneficial owners, which held 34.87% of the shares of Special Equities II. The address of Mesirow Financial Corporation Savings Plan/Mesirow Financial Corporation Savings Trust is 350 North Clark Street, Chicago, Illinois 60610. The address of Charles Schwab & Co., Inc., is 101 Montgomery Street, San Francisco, California 94104.

                             MANAGEMENT OF SKYLINE



  Trustees and officers of Skyline, and their principal business occupations during at least the last five years, are shown below.



  WILLIAM M. DUTTON,* 43, PRESIDENT AND TRUSTEE. President and Chief Executive Officer, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.



  WILLIAM L. ACHENBACH, 54, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm. Previously, Executive Vice President, Brownson, Rehmus & Foxworth, Inc., a financial counseling firm.



  PAUL J. FINNEGAN, 44, TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm. Previously, Vice President, First Chicago Venture Capital, a venture capital firm.



  STEPHEN F. KENDALL, 42, TRUSTEE. Regional Vice President, Metro Region, Nabisco Biscuit Company.



  DAVID A. MARTIN, 45, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.



  KENNETH S. KAILIN, 38, EXECUTIVE VICE PRESIDENT. Principal-Portfolio Manager, Skyline Asset Management, L.P. Previously, Senior Vice President and Portfolio Manager (Special Equities II), Mesirow Asset Management, Inc.



  GEOFFREY P. LUTZ, 46, EXECUTIVE VICE PRESIDENT. Principal-Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc. Previously, Vice President, Mesirow Asset Management, Inc. and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.



  MICHAEL MALONEY, 35, SENIOR VICE PRESIDENT. Principal-Senior Securities Analyst, Skyline Asset Management, L.P. Previously, Securities Analyst, Mesirow Asset Management, Inc. and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker, Fentress & Company, a closed-end management investment company.



  SCOTT BLIM, 37, SECRETARY AND TREASURER. Chief Operating Officer, Skyline Asset Management, L.P. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited, an investment adviser.



  The address of Messrs. Dutton, Kailin, Lutz, Maloney and Blim is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 23902; Paul J. Finnegan, Three First National Plaza, Suite 1330, Chicago, Illinois 60602; Stephen J. Kendall, 379 Shelbourne Terrace, Ridgewood, New Jersey 07450; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603.



  As of March 31, 1997, the trustees and officers of Skyline owned, in the aggregate, 49,791 shares of Special Equities Portfolio and 12,122 shares of Special Equities II, or less than 1% of each Portfolio.



  The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual retainer of $3,000 from each of the Portfolios and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

------------------------


* INDICATES AN "INTERESTED PERSON" OF SKYLINE, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 1996, to each of the trustees of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.



                                                                                            AGGREGATE COMPENSATION
                                     NAME OF TRUSTEE                                             FROM SKYLINE
------------------------------------------------------------------------------------------  -----------------------
William L. Achenbach......................................................................         $   8,400
William M. Dutton(1)......................................................................                 0
Paul J. Finnegan..........................................................................             8,400
Stephen F. Kendall........................................................................             8,400
David A. Martin...........................................................................             8,400


------------------------


(1)
  Indicates an "interested person" of Skyline, as defined in the 1940 Act, during the fiscal year ended December 31, 1996.


                          INVESTMENT ADVISORY SERVICES


  Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to Skyline for the Portfolios pursuant to Investment Advisory Agreements dated August 31, 1995 (the "Agreements"). The Adviser is a Delaware limited partnership, the general partner of which is Affiliated Managers Group, Inc. ("AMG") and the limited partners of which are corporations wholly owned by Messrs. Dutton, Kailin, Lutz and Maloney, respectively.



  AMG is a Boston-based private holding company that makes equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. AMG is a Delaware corporation which has its offices at Two International Place, 23rd Floor, Boston, MA 02110. AMG may be deemed to have as its parent -- TA Associates, Inc., a Delaware corporation. The address of TA Associates, Inc., is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110.



  Under the Agreements, the Adviser pays all of the Portfolios' ordinary costs and expenses attendant to operating the Portfolios except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation. The initial offering and organization expenses of $22,241 for Special Equities II were advanced to Skyline by Mesirow Asset Management, Inc., and Special Equities II is reimbursing Mesirow Asset Management, Inc., for such expenses in equal installments without interest over 20 calendar quarters. Reimbursement by Special Equities Portfolio of organizational expenses advanced by Mesirow Asset Management, Inc., has been completed.



  Expenses borne by Skyline pursuant to the Agreements, as described above, that are attributable to a particular Portfolio are charged to that Portfolio. Other expenses of Skyline are allocated among the Portfolios on a reasonable basis as determined by Skyline's board of trustees.



  For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Portfolios' ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from each Portfolio based on each Portfolio's average daily net assets. Under the Agreements, each Portfolio pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.



  The Adviser has agreed that it will reimburse each Portfolio to the extent that, in any fiscal year, the aggregate expenses of the Portfolio, including the advisory fee but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net asset value of Special Equities Portfolio and 2.00% of the average daily net assets of Special Equities II. Reimbursement, if any, is made monthly.

  Special Equities Portfolio paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $2,508,468, $2,890,146, and $3,253,041 in the years ended December 31, 1996, 1995, and 1994, respectively. Special Equities II paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $1,428,303, $1,407,252, and $1,151,209 in the years ended December 31, 1996, 1995, and 1994, respectively.



  The Agreements provide that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreements, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreements.



  The Agreements may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Portfolio. The Agreements are terminable with respect to a Portfolio without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of that Portfolio, or, on not less than 90 days' notice, by the Adviser. Each of the Agreements automatically terminates in the event of its assignment (as defined in the 1940 Act).



  The Adviser specializes in investing in stocks of companies with small market capitalizations. Each Portfolio has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. The portfolio manager for Special Equities Portfolio is William M. Dutton, President of Skyline. His team for Special Equities Portfolio includes Kenneth S. Kailin, Executive Vice President of Skyline. Mr. Kailin is portfolio manager for Special Equities II. His team for Special Equities II includes Mr. Dutton.



  Mr. Dutton is the Adviser's President and Chief Executive Officer. Mr. Dutton, who is a certified public accountant, received an undergraduate degree in English Literature from Princeton University, and has a master's degree in accounting from the University of Illinois. He joined Mesirow Financial Services Inc., as an analyst in 1980 after practicing as an accountant for one year, and became a portfolio manager in 1984 with Mesirow Asset Management, Inc., the former adviser to the Portfolios. In addition to Special Equities Portfolio, Mr. Dutton manages separately managed accounts. Mr. Dutton was named 1992 Portfolio Manager of the Year by Morningstar, Inc.


  Mr. Kailin is a Principal-Portfolio Manager of the Adviser. He joined Mesirow Asset Management, Inc., the former adviser to the Portfolios, in 1987 as a securities analyst and was promoted to vice president in 1992 and to senior vice president in 1994. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. In addition, he holds the Chartered Financial Analyst designation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

  In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

  In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Portfolios. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.



  The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Portfolios are reviewed periodically by Skyline's board of trustees.



  The Adviser is the principal source of information and advice to the Portfolios and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.



  Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.



  The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.



  Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.



  The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio and Special Equities II during the periods indicated, as well as the aggregate commissions paid to persons who were affiliated persons of Skyline as of the time such payments were made:



                                                                  FISCAL YEAR ENDING DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                        1996                  1995                   1994
                                                 -------------------  ---------------------  ---------------------
SPECIAL EQUITIES PORTFOLIO
  Aggregate commissions........................  $      857,984(100%) $        654,303(100%) $      1,219,421(100%)
  Commissions paid to affiliates...............                 0(0%)           14,544(2.2%)           37,106(3.0%)
SPECIAL EQUITIES II
  Aggregate commissions........................  $      541,341(100%) $        508,083(100%) $        431,312(100%)
  Commissions paid to affiliates...............                 0(0%)                0(0.0%)            7,408(1.7%)

  The brokerage commissions paid by Special Equities Portfolio to affiliated persons during fiscal years 1996, 1995, and 1994 were paid in connection with transactions aggregating 0%, 4%, and 3%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio. Of the aggregate brokerage commissions paid during fiscal year 1996, Special Equities Portfolio paid $93,177 to brokers who furnished research services, and such brokers effected transactions aggregating 11% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.



  The brokerage commissions paid by Special Equities II to affiliated persons during fiscal years 1996, 1995, and 1994 were paid in connection with transactions aggregating 0%, 0%, and 2%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities II. Of the aggregate brokerage commissions paid during fiscal year 1996, Special Equities II paid $39,389 to brokers who furnished research services, and such brokers effected transactions aggregating 7% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities II.



  The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will not exceed those paid by Skyline in similar transactions to other brokers.


                       PURCHASE AND REDEMPTION OF SHARES


  Purchases and redemptions are discussed in the Prospectus under the headings "Purchasing Shares," "Redeeming Shares," "Shareholder Services," and "Net Asset Value." All of that information is incorporated herein by reference.



  You may purchase (or redeem) shares of the Portfolios through investment dealers, banks, or other institutions. However, these institutions may charge for their services or place limitations on the extent to which you may use the services offered by Skyline. Skyline imposes no charges other than those described in the Prospectus and this Statement of Additional Information if shares are purchased (or redeemed) directly from Skyline.



  Shares of the Portfolios may be purchased and redeemed through certain financial services companies. Generally, such purchases and redemptions will be effected without any transaction fee, provided that under certain circumstances a broker may charge transaction fees. For accounting, servicing, and distribution services provided by such company with respect to shares of the Portfolios held by accounts at such company, the company will charge a fee of up to .35% of the annual average value of those accounts, all of which fee is paid by the Adviser.



  NET ASSET VALUE. The net asset value of the shares of each Portfolio of Skyline is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) each day it is open for trading. The net asset value per share of each Portfolio is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Portfolio outstanding.



  Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there has been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.



  The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  REDEMPTION IN KIND. With respect to each Portfolio, Skyline intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Portfolio during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.


  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of a Portfolio with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.


  Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.


                                     TAXES


  Each Portfolio is a separate entity for purposes of determining federal tax treatment. Skyline intends for each Portfolio to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.


                              GENERAL INFORMATION


  CUSTODIAN. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar also performs transfer agent and portfolio accounting services for the Portfolios. Firstar is not an affiliate of the Adviser or its affiliates.



  AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and
(iii) review of the annual income tax returns filed on behalf of each Portfolio.



  DISTRIBUTOR. The shares of each Portfolio are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor") without any sales commissions or charges to the Portfolios or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Portfolio and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Portfolios, all expenses in connection with registration of shares of the Portfolios with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

  As agent, the Distributor offers shares of each Portfolio to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Portfolios' shares only on a best-efforts basis.


  The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Portfolios. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

  The Distributor is a selling agent for two series of Portico Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Portfolios through the exchange privilege described in the Prospectus.

                              FINANCIAL STATEMENTS


  Copies of the 1996 annual reports of Special Equities Portfolio and Special Equities II accompany this Statement of Additional Information. Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the reports) is incorporated herein by reference.



  A copy of Skyline's Prospectus for Special Equities Portfolio and Special Equities II and additional copies of the annual report for Special Equities Portfolio and for Special Equities II may be obtained by writing to the address shown on the cover page of this Statement of Additional Information, or by telephoning one of the numbers shown on the cover page.

[LOGO]
SKYLINE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO
          INVESTING IN SMALL-SIZED COMPANIES

-------------------------------STRATEGY

- VALUE ORIENTATION - LOW PRICE/EARNINGS RATIO-
  20% PLUS DISCOUNT TO THE MARKET
- ATTENTION TO GROWTH - FORECASTED EPS GROWTH IN
  THE 10% TO 20% RANGE
- FOCUS ON "NEGLECTED" COMPANIES - LIMITED
  WALL STREET RESEARCH COVERAGE
- MARKET CAP RANGE OF $100 MILLION TO $700 MILLION

DECEMBER 31, 1996

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                               January 31, 1997
Dear Shareholder:

Skyline Special Equities Portfolio showed a gain of 9.2% in the fourth quarter, bringing the return for the year to 30.4%. The fourth quarter was the Portfolio's third consecutive quarter of significant outperformance relative to the Russell 2000 Index, which moved ahead 5.2% in the quarter and 16.5% for the year. The Portfolio outperformed the market due to a favorable environment for value investing, good sector allocation, and strong stock selection.

The net asset value closed the year at $18.16 per share, following a distribution of $3.61 per share in mid-December. The distribution consisted of $1.73 per share of long-term capital gain and $1.88 per share of short-term gain.

MARKET REVIEW

The stock market showed a nice gain in the fourth quarter, as the economy continued to show decent growth with little sign of inflation. Large stocks provided the best returns, with the Standard & Poor's 500 Index delivering an 8.5% increase. Small stocks were up a more modest 5.2%, as measured by the Russell 2000 Index. Within the small cap sector, the most noteworthy event in the quarter was the difference in returns by investment style. Small cap growth investing, which had showed superb returns early in the year, significantly underperformed in the fourth quarter, with many small cap growth portfolios showing losses for the period. In contrast, small cap value investing generally had a very strong quarter, with most small cap value portfolios outperforming the Russell 2000 Index. In our opinion, the outperformance of value-oriented portfolios can be attributed to superior relative valuation. At the start of the quarter, small cap value stocks were trading at historically low relative valuation levels, while small cap growth stocks were trading at historically high relative valuation levels. During the fourth quarter, while small cap value stocks worked their way higher, many small cap growth stocks saw their price/earnings multiples decline and their stock prices drop.

For the year, large cap stocks outperformed small cap stocks for the third consecutive year, as the S&P 500 Index showed a gain of 23.3% compared to a gain of 16.5% for the Russell 2000 Index. Within the small cap market, value investing proved to be the best investment style for the year. Small cap value managers were helped by a stronger economy in 1996, which benefited many of the economic sectors in which they tend to invest. The economy began getting stronger in the spring, with the consumer sector of the economy showing particular strength, benefiting the auto, housing, and retail areas. Also, the financial services sector, an area of focus for many value managers, was one of the top performing sectors for 1996. In contrast, growth stock managers were hurt by their focus on technology and health care companies, which showed sub-par returns for 1996. Overall, most sectors of the

                        ANNUAL REPORT - DECEMBER 31, 1996
small cap market showed remarkably similar returns for the year, with the exceptions of the financial services and energy sectors, which were up significantly, and the health care and utilities sectors, which showed losses.

PORTFOLIO REVIEW

Skyline Special Equities Portfolio achieved a return of 9.2% in the fourth quarter, nearly double the return of the Russell 2000 Index. The most important factor in this outperformance was sector allocation. The Portfolio has heavy weightings in financial stocks and economically sensitive stocks, areas of the market that showed the best returns. And the Portfolio has light weightings in health care, technology, and utilities, areas that performed less well during the period.

For the full year, the Portfolio showed a gain of 30.4%, far exceeding the 16.5% gain for the Russell 2000 Index. Again, sector allocation benefited the Portfolio, which had solid weightings in energy and financial stocks, the top performing sectors for the year, and low exposures to health care and utility stocks, the poorest performing areas in the market. The stronger economy was also a major positive for the Portfolio in 1996, as numerous consumer and industrial stocks did well. Finally, good stock selection played a big role in the superior performance, as the Portfolio showed better results than the Russell 2000 Index in nearly every economic sector.

OUTLOOK

Although it is always difficult to predict the stock market, it seems to make sense to be cautious after such an extended period of strong performance. Corporate earnings are high and interest rates are low, leaving little room for major improvement going forward. However, while the overall stock market is high, we believe that small cap value stocks are very attractive on a relative basis. Small cap stocks in general appear very inexpensive relative to large cap stocks based on many measures. The P/E of the Russell 2000 Index, for example, is currently lower than the P/E of the S&P 500 Index, which is an unusual situation. Historically, small cap stocks perform well when they attain this valuation level. Also, when looking at other measures, such as price/book value, price/sales, and dividend yield, small cap stocks appear very attractive relative to large cap stocks. Finally, compared to small cap growth stocks, small cap value stocks remain inexpensive despite the upward price moves of the fourth quarter. The key going forward will be the economy. A strong economy should benefit small cap value investing and Skyline Special Equities Portfolio.

On a final note, the Skyline Fund Board of Trustees recently decided to close Skyline Special Equities Portfolio to new investors when it reached $250 million in assets, a level that was attained on January 30, 1997. Skyline Asset Management, L.P., the Portfolio's adviser, manages over $600 million in small cap assets, including Skyline

                        ANNUAL REPORT - DECEMBER 31, 1996

Special Equities Portfolio and separately managed institutional accounts. The Board believes that it is in the best interest of the shareholders to limit total assets under management at a relatively low level in order to maintain flexibility in investing in small cap stocks. Of course, as an existing shareholder, you may continue to add to your existing accounts and open new accounts.


CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION


                    INITIAL
                   INVESTMENT    1987    1988     1989    1990    1991    1992     1993    1994    1995    1996
                   ----------------------------------------------------------------------------------------------
Special Equities   $10,000     $8,314  $10,787  $13,377 $12,135 $17,885 $25,470 $31,289 $30,929  $35,206  $45,897
Russell 2000       $10,000     $7,567  $ 9,449  $10,986 $ 8,843 $12,914 $15,294 $18,184 $17,582  $22,932  $26,715
S&P 500            $10,000     $8,794  $10,247  $13,469 $13,037 $17,018 $18,325 $20,158 $20,424  $28,087  $34,617

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

                        ANNUAL REPORT - DECEMBER 31, 1996

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------
                         Qtr4
                         1996        1 yr.

SPECIAL EQUITIES         9.23       30.37

RUSSELL 2000             5.20       16.49

S&P 500                  8.46       23.25


                                 Calendar Years

                      1996      1995      1994      1993      1992

SPECIAL EQUITIES      30.4      13.8      -1.2      22.9      42.5

RUSSELL 2000          16.5      28.4      -1.8      18.9      18.4

S&P 500               23.3      37.5       1.3      10.0       7.7


SECTOR WEIGHTINGS (DECEMBER 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART]

Autos & Transportation         12.1%
Cash                            6.8%
Utilities                       1.4%
Technology                      6.1%
Consumer Discretionary         15.6%
Producer Durables              10.0%
Consumer Staples                1.3%
Materials & Processing         16.1%
Energy                          6.4%
Health Care                     5.0%
Financial Services             19.2%

                        ANNUAL REPORT - DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                                                       Since
                                                3 yrs.    5 yrs.    Inception(2)


SPECIAL EQUITIES                                13.62      20.74        17.02

RUSSELL 2000                                    13.68      15.64        10.67

S&P 500                                         19.75      15.26        13.67

                                 Calendar Years

                      1991      1990      1989      1988    1987(2)

SPECIAL EQUITIES      47.4      -9.3      24.0      29.7     -16.9

RUSSELL 2000          46.1     -19.5      16.2      24.9     -24.3

S&P 500               30.6      -3.2      31.4      16.5     -12.0




SECTOR PERFORMANCE (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                            SPECIAL    RUSSELL
                            EQUITIES    2000

CONSUMER STAPLES               20.1%     9.8%
                       ---------------------
ENERGY                         17.3     21.8
                       ---------------------
PRODUCER DURABLES              16.5      7.2
                       ---------------------
TECHNOLOGY                     15.7      4.6
                       ---------------------
FINANCIAL SERVICES             13.6     12.8
                       ---------------------
MATERIALS & PROCESSING         11.5      6.5
                       ---------------------
UTILITIES                       9.5     -2.8
                       ---------------------
CONSUMER DISCRETIONARY          7.0     -3.1
                       ---------------------
HEALTH CARE                     3.7     -3.9
                       ---------------------
OTHER                           0.0      5.4
                       ---------------------
AUTOS & TRANSPORTATION         -3.0      6.7
                       ---------------------

                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                    SPECIAL
                                    EQUITIES    RUSSELL 2000    S&P 500

P/E RATIO (MEDIAN)                    16.6          22.2          19.4
PRICE/BOOK                            2.19          2.50          3.42
PRICE/SALES                           0.74          1.26          1.42
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL            18.1%         20.4%         12.5%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.          $390 MILLION  $580 MILLION   $24 BILLION
PORTFOLIO VALUE                   $219 MILLION  $694 BILLION  $5,658 BILLION
NUMBER OF HOLDINGS                    73           1,942          500
--------------------------------------------------------------------------------
TICKER SYMBOL:                       SKSEX
CUSIP #:                            830833208


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

LANDSTAR SYSTEM, INC. (LSTR)

Landstar is a leading truckload carrier in the U.S. Rather than owning its own trucks and employing drivers, Landstar predominantly uses independent owner-operators to service its shipping customers. Landstar is attracting numerous owner-operators by offering them the opportunity to remain independent business owners yet giving them access to more freight and lower operating costs through Landstar's buying power. Shippers prefer using Landstar because they receive the high service levels typical when dealing with a small business owner as well as the access to sophisticated information systems and the lower costs of a large company. Despite a proven business model that reduces earnings volatility but provides growth opportunities, Landstar's stock sells at a significant valuation discount to the market and its peers.

SUIZA FOODS CORP. (SWZA)

Suiza Foods is a leading manufacturer and distributor of fresh milk products, refrigerated fruit drinks, and packaged ice products. The company has capitalized on the highly fragmented nature of these businesses through an active acquisition program. Acquiring companies at attractive prices and folding them into Suiza's existing distribution network has led to rapid earnings growth. Recent acquisitions bode well for continued strong earnings gains in 1997. Despite a strong earnings growth outlook, Suiza's stock is trading at a substantial discount valuation to the market, making it an attractive investment.

                        ANNUAL REPORT - DECEMBER 31, 1996

TOP TEN HOLDINGS                                                 % OF NET ASSETS
--------------------------------------------------------------------------------
INTERPOOL, INC.
   Container leasing firm                                            2.2%

FURON COMPANY
   Manufactuer of polymer-based industrial products                  2.2%

ALLIED GROUP, INC.
   Personal lines insurance company                                  2.1%

DELPHI FINANCIAL GROUP, INC.
   Accident & health insurance firm                                  2.1%

AMERICAN HERITAGE LIFE INVESTMENT CORP.
   Sells insurance via payroll-deduction plans                       2.0%

PENNCORP FINANCIAL GROUP, INC.
   Life & health insurance firm                                      1.9%

AMERON INTERNATIONAL CORP.
   Supplier of concrete pipe/coatings                                1.8%

DALLAS SEMICONDUCTOR CORP.
   Electronic components supplier                                    1.8%

PIER 1 IMPORTS, INC.
   Housewares stores operator                                        1.7%

INTERFACE, INC.
   Carpet producer                                                   1.7%

TOP TEN HOLDINGS                                                    19.5%

NOTES TO PERFORMANCE

(1) The performance for the one, three, and five years ended December 31, 1996, and for the period April 23, 1987 (inception) through December 31, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Portfolio's inception on April 23, 1987.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.

                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------



                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------

COMMON STOCKS
AUTOS & TRANSPORTATION - 12.1%
  AUTO RELATED - 4.7%
Aftermarket Technology Corp.(a)    Auto drive train products        122,500        $ 2,113,125
APS Holding Corp.(a)               Auto parts distributor           201,000          3,115,500
Borg-Warner Automotive, Inc.       OEM auto parts mfgr.              49,000          1,886,500
Excel Industries, Inc.             OEM auto parts supplier          189,100          3,143,788
                                                                                   -----------
                                                                                    10,258,913
  TRUCKING - 3.4%
Landstar System, Inc.(a)           Truckload carrier                161,900          3,764,175
USFreightways Corp.                Less than truckload carrier      137,400          3,769,913
                                                                                   -----------
                                                                                     7,534,088
  OTHER TRANSPORTATION - 4.0%
Interpool, Inc.                    Container leasing firm           204,600          4,782,525
Kitty Hawk, Inc.(a)                Air freight services             140,200          1,402,000
Pittston Burlington Group          Air freight services             133,100          2,662,000
                                                                                   -----------
                                                                                     8,846,525
                                                                                   -----------

  TOTAL AUTOS & TRANSPORTATION                                                      26,639,526

CONSUMER DISCRETIONARY - 15.6%
  COMMERCIAL SERVICES - 1.1%
CB Commercial Real Estate
  Services Group Inc.(a)           Real estate related services     123,100          2,462,000

  CONSUMER PRODUCTS/SERVICES - 6.1%
Carmike Cinemas, Inc.(a)           Cinema operator                  102,500          2,600,938
Furniture Brands Intl, Inc.(a)     Furniture manufacturer           253,400          3,547,600
Harman Intl Industries, Inc.       Audio equipment                   64,400          3,582,250
Libbey Inc.                        Glass tableware                  133,300          3,715,738
                                                                                   -----------
                                                                                    13,446,526
  RESTAURANTS - 1.7%
IHOP Corp.(a)                      Restaurant operator              159,800          3,775,275

  RETAIL - 5.9%
Aaron Rents, Inc.                  Furniture store operator         219,600          2,607,750
Cole National Corp.(a)             Gifts/eye care stores            104,200          2,735,250
Heilig-Meyers Co.                  Furniture store operator          47,900            778,375
Pier 1 Imports, Inc.               Housewares stores                217,815          3,838,989
Tractor Supply Co.(a)              Farm-related products            147,100          3,033,937
                                                                                   -----------
                                                                                    12,994,301
  TEXTILES - 0.8%
Worldtex Inc.(a)                   Apparel/hosiery elastic yarn     190,900          1,694,237
                                                                                   -----------
  TOTAL CONSUMER DISCRETIONARY                                                      34,372,339

                        ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------
CONSUMER STAPLES - 1.3%
Suiza Foods Corp.(a)               Dairy products                   137,700         $2,788,425

ENERGY - 6.4%
  EXPLORATION & PRODUCTION - 2.5%
Belden & Blake Corp.(a)            Oil & gas producer               115,300          2,940,150

Comstock Resources, Inc.(a)        Oil & gas producer               197,300          2,564,900
                                                                                   -----------
                                                                                     5,505,050
  OTHER ENERGY - 3.9%
Aquila Gas Pipeline Corp.          Gas pipeline operator             45,400            720,725
MarkWest Hydrocarbon, Inc.(a)      Natural gas processing srvs      179,200          2,777,600
Willbros Group Inc.(a)             Engineering/construction firm    202,800          1,977,300
Zeigler Coal Holding Co.           Coal producer                    144,300          3,084,413
                                                                                   -----------
                                                                                     8,560,038
                                                                                   -----------

  TOTAL ENERGY                                                                      14,065,088

FINANCIAL SERVICES - 19.2%
  BANKS/THRIFTS - 2.1%
PonceBank                          Puerto Rican bank                 88,200          2,205,000
Sovereign Bancorp, Inc.            New Jersey/PA thrift             174,600          2,291,625
                                                                                   -----------
                                                                                     4,496,625
  LIFE INSURANCE - 3.7%
American Heritage Life
  Investment Corp.                 Payroll-deduction plans          171,000          4,488,750
FBL Financial Group, Inc.          Farm Bureau endorsed             143,500          3,569,562
                                                                                   -----------
                                                                                     8,058,312
  OTHER INSURANCE - 10.2%
Allied Group, Inc.                 Personal lines insurance         144,550          4,715,944
Chartwell Re Corp.                 P & C reinsurance                 88,400          2,364,700
Delphi Financial Group, Inc.(a)    Accident & health insurance      157,640          4,650,380
Financial Security Assurance
  Holdings Ltd.                    Municipal bond insurance          85,500          2,810,813
Horace Mann Educators              P & C insurance                   90,500          3,653,937
PennCorp Financial Group, Inc.     Life & health insurance          117,600          4,233,600
                                                                                   -----------
                                                                                    22,429,374
  OTHER FINANCIAL SERVICES - 3.2%
Legg Mason, Inc.                   Investment services                4,800            184,800
MoneyGram Payment
  Systems(a)                       Wire transfer services           122,800          1,627,100
Raymond James Financial            Investment services               85,100          2,563,638
Western National Corp.             Retirement annuities             141,400          2,721,950
                                                                                   -----------
                                                                                     7,097,488
                                                                                   -----------
     TOTAL FINANCIAL SERVICES                                                       42,081,799


                       ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------

HEALTH CARE - 5.0%
  HEALTH CARE SERVICES - 2.1%
Sierra Health Services, Inc.(a)    Health maintenance organ.         88,800        $ 2,186,700
United Payors & United
  Providers, Inc.(a)               Health care intermediary         171,800          2,362,250
                                                                                   -----------
                                                                                     4,548,950
  MEDICAL EQUIPMENT/PRODUCTS - 2.9%
Fisher Scientific Intl Inc.        Laboratory equip. supplier        72,400          3,411,850
Vital Signs, Inc.                  Disposable medical
                                     products                       112,900          2,935,400
                                                                                   -----------
                                                                                     6,347,250
                                                                                   -----------

  TOTAL HEALTH CARE                                                                 10,896,200

MATERIALS & PROCESSING - 16.1%
  BUILDING/CONSTRUCTION PRODUCTS - 5.3%
Ameron International Corp.         Concrete pipe/coatings            76,700          3,959,637
Dayton Superior Corp.(a)           Concrete accessories             145,100          1,904,437
Interface, Inc.                    Carpet producer                  187,800          3,779,475
Triangle Pacific Corp.(a)          Building products mfgr.           87,300          2,100,657
                                                                                   -----------
                                                                                    11,744,206
  INDUSTRIAL PRODUCTS  - 3.4%
Brady (W.H.) Co.                   Misc. specialty products         108,200          2,664,425
Furon Company                      Polymer-based products           223,200          4,743,000
                                                                                   -----------
                                                                                     7,407,425
  METAL FABRICATIONS - 1.6%
Citation Corp.(a)                  Castings manufacturer            285,100          2,922,275
Easco, Inc.                        Aluminum extrusions               67,000            510,875
                                                                                   -----------
                                                                                     3,433,150
  PACKAGING - 2.2%
BWAY Corp.(a)                      Metal cans/containers            109,400          2,092,275
Shorewood Packaging Corp.(a)       Consumer & software
                                    products                        143,900          2,806,050
                                                                                   -----------
                                                                                     4,898,325
  SPECIALTY CHEMICALS - 3.6%
Lilly Industries, Inc.             Industrial coatings/chemicals    170,800          3,117,100
Spartech Corp.                     Plastics                         224,100          2,493,112
Synthetic Industries, Inc.(a)      Industrial fibers                144,300          2,344,875
                                                                                   -----------
                                                                                     7,955,087
                                                                                   -----------

     TOTAL MATERIALS & PROCESSING                                                   35,438,193

                        ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------
PRODUCER DURABLES - 10.0%
  MACHINERY - 5.8%
Alamo Group, Inc.                  Grounds maintenance equip.       135,000        $ 2,311,875
Bearings Inc.                      Industrial prods distributor      96,000          2,676,000
Binks-Sames Corp.                  Spray coating equip.              63,400          2,543,925
Brown & Sharpe Mfg. Co.(a)         Metrology instruments            217,500          3,045,000
Goulds Pumps, Inc.                 Industrial pumps/motors           93,500          2,144,656
                                                                                   -----------
                                                                                    12,721,456
  OTHER PRODUCER DURABLES - 4.2%
Applied Power Inc.                 Industrial prods mfgr.            76,300          3,023,388
Belden Inc.                        Wire & cable manufacturer         86,400          3,196,800
LSI Industries Inc.                Lighting/graphics products        21,200            280,900
MagneTek, Inc.(a)                  Electrical products              203,400          2,618,775
                                                                                   -----------
                                                                                     9,119,863
                                                                                   -----------

     TOTAL PRODUCER DURABLES                                                        21,841,319

TECHNOLOGY - 6.1%
BancTec Inc.(a)                    Financial software/equip.        133,300          2,749,312
Berg Electronics Corp.(a)          Electronic components            119,900          3,522,062
Dallas Semiconductor Corp.         Electronic components            167,200          3,845,600
DecisionOne Holdings Corp.(a)      Computer services                204,500          3,374,250
                                                                                   -----------
                                                                                    13,491,224

UTILITIES - 1.4%
Enron Global Power &
  Pipelines                        Utility management               111,000          2,997,000
                                                                                   -----------
TOTAL COMMON STOCKS - 93.2%
(Cost: $176,354,707)                                                               204,611,113

                        ANNUAL REPORT - DECEMBER 31, 1996

                                                                     Market
                                                                     Value
                                                                  --------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.47% to 5.55%
due January 1997 to August 1997
American Family Financial Services                                $  2,068,408
General Mills, Inc.                                                    132,500
Johnson Controls, Inc.                                               8,967,997
Pitney Bowes Credit Corp.                                              244,000
Sara Lee Corp.                                                       4,513,540
Southwestern Bell Telephone Co.                                        494,418
Warner-Lambert Co.                                                   1,940,128
Wisconsin Electric Power Corp.                                         213,710
                                                                  ------------

TOTAL MONEY MARKET INSTRUMENTS - 8.5%
(Cost: $18,574,701)                                                 18,574,701
                                                                  ------------

TOTAL INVESTMENTS - 101.7%
(Cost: $194,929,408)                                               223,185,814

OTHER LIABILITIES LESS ASSETS - (1.7%)                             (3,705,438)
                                                                  ------------

NET ASSETS - 100.0%                                               $219,480,376
                                                                  ------------
                                                                  ------------

(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1996.


Based on cost of investments for federal income tax purposes of $194,929,408 on December 31, 1996, net unrealized appreciation was $28,256,406, consisting of gross unrealized appreciation of $32,028,252 and gross unrealized depreciation of $3,771,846.

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF ASSETS & LIABILITIES AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $194,929,408)                         $223,185,814
Cash                                                                     78,669
Receivable for:
   Securities sold                                   $ 1,054,502
   Dividends and interest                                162,677
   Shares sold                                         1,379,792      2,596,971
                                                     -----------   ------------
Total assets                                                        225,861,454

LIABILITIES & NET ASSETS
Payable for:
   Securities purchased                              $ 5,812,756
   Shares redeemed                                       312,838
   Advisory fee                                          254,493
Other                                                        991      6,381,078
                                                     -----------   ------------

Net assets applicable to shares
   outstanding                                                     $219,480,376
                                                                   ------------
                                                                   ------------

Shares outstanding---no par value
   (unlimited number of shares authorized)                           12,087,286
                                                                   ------------
                                                                   ------------

PRICING OF SHARES
Net asset value, offering price and
   redemption price per share                                      $      18.16
                                                                   ------------
                                                                   -------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                    $187,550,290
Undistributed net realized gain on
   sales of investments                                               3,673,680
Unrealized appreciation of investments                               28,256,406
                                                                   ------------
Net assets applicable to shares outstanding                        $219,480,376
                                                                   ------------
                                                                   ------------

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                     $ 1,490,417
  Interest                                                          499,478
                                                                -----------
Total investment income                                           1,989,895

Expenses:
  Investment advisory fee                                         2,508,468
  Fees to unaffiliated trustees                                      18,999
                                                                -----------
Total expenses                                                    2,527,467
                                                                -----------

Net investment loss                                               (537,572)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                      36,985,981
  Net change in unrealized appreciation                           8,160,180
                                                                -----------
Net realized and unrealized gain on investments                  45,146,161
                                                                -----------
Net increase in net assets resulting from operations            $44,608,589
                                                                -----------
                                                                -----------

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Year Ended      Year Ended
                                                12/31/96        12/31/95
                                              ------------     -------------
From operations:
 Net investment loss                          $  (537,572)     $  (674,681)
 Net realized gain on sales of
   investments                                 36,985,981       12,277,032
 Net change in unrealized appreciation          8,160,180       12,856,224
                                              -----------      ------------

Net increase in net assets resulting
 from operations                               44,608,589       24,458,575

Distributions to shareholders from
 net realized gains                           (33,540,295)      (9,995,455)

From share transactions:
 Proceeds from shares sold                     68,600,112       11,349,598
 Reinvestment of capital gain
   distributions                               32,987,339        9,858,098
 Payments for shares redeemed                 (60,788,388)     (63,542,803)
 Redemption in-kind                            (7,286,453)              --
                                              -----------     ------------

Net increase (decrease) in net assets
 resulting from share transactions             33,512,610      (42,335,107)
                                              -----------     ------------

Total increase (decrease) in net assets        44,580,904      (27,871,987)

Net assets at beginning of year               174,899,472      202,771,459
                                              -----------     ------------

Net assets at end of year                    $219,480,376     $174,899,472

                                              -----------     ------------
                                              -----------     ------------

See accompanying notes to financial statements.

                      ANNUAL REPORT - DECEMBER 31, 1996

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Years ended December 31
                                                       1996      1995      1994      1993      1992
                                                    ------------------------------------------------
Net asset value at
   beginning of year                                $  16.79  $  15.64  $  17.83  $  17.12  $  12.67
                                                    --------  --------  --------  --------  --------
Income from Investment
   Operations
   Net investment loss                                 (0.04)    (0.06)    (0.08)    (0.09)    (0.01)
   Net realized and unrealized
     gain (loss) on investments                         5.02      2.21     (0.18)     3.94      5.37
                                                    --------  --------  --------  --------  --------
     Total from Investment
        Operations                                      4.98      2.15     (0.26)     3.85      5.36
                                                    --------  --------  --------  --------  --------
Less distributions from net
   realized gains on investments                       (3.61)    (1.00)    (1.93)    (3.14)    (0.91)
                                                    --------  --------  --------  --------  --------
Net asset value at end of year                     $   18.16  $  16.79  $  15.64  $  17.83  $  17.12
                                                    --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------

Total Return                                          30.37%    13.83%    (1.15%)   22.85%    42.45%

Ratios/Supplemental Data
   Ratio of expenses to average
     net assets                                        1.51%     1.51%     1.49%     1.48%     1.51%
   Ratio of net investment
     loss to average net
     assets                                           (0.32%)   (0.35%)   (0.49%)   (0.54%)   (0.19%)
   Portfolio turnover rate                              130%       71%       82%      104%       87%
   Net assets, end of year
     (in thousands)                                 $219,480  $174,899  $202,771  $228,011  $172,385
                                                    --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------

Average commission rate paid on stock transactions for the year ended December 31, 1996 was $0.0636 per share.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Fund is an open-ended, diversified investment management company which consists of Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Portfolio").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

--   SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes are valued at cost which equals market. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's Board of Trustees.

--   SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

--   PORTFOLIO SHARE VALUATION - Portfolio shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

--   FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is
the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

--   EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

--   RECLASSIFICATION - The 1996 net investment loss of $537,572 has been offset against undistributed net realized gains at December 31, 1996.


                     ANNUAL REPORT - DECEMBER 31, 1996

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Portfolio's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the year ended December 31, 1996 was $2,508,468. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 1.75% of the average daily net assets of the Portfolio.

Certain officers and trustees of the Fund are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1996, the Portfolio paid fees of $18,999 to its unaffiliated trustees.

                                        3
                               REDEMPTION IN-KIND

On September 30, 1996, a shareholder received a redemption in-kind for its portion of the assets held by the Portfolio at that date. As a result, investments with a market value of $6,777,575 and a cost basis of $5,691,096 were transferred to the former shareholder and $508,878 was paid to the shareholder in cash.

                        ANNUAL REPORT - DECEMBER 31, 1996

                                        4
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                   Year ended      Year ended
                                    12/31/96        12/31/95
                                   --------------------------
Shares sold                         3,541,731        690,848
Shares issued
   in reinvestment
   of dividends                     1,876,407        593,863
                                    ----------    -----------
                                    5,418,138      1,284,711
Less shares redeemed               (3,385,587)    (3,828,091)
Less redemption in-kind              (363,595)            --
                                    ----------    -----------
Net increase (decrease) in
   shares outstanding               1,668,956     (2,543,380)
                                    ----------    -----------
                                    ----------    -----------

                                        5
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1996, are as follows:

     Cost of purchases             $208,364,602
     Proceeds from sales            208,553,497
     Market value of shares
        transferred (note 3)          6,777,575

                        ANNUAL REPORT - DECEMBER 31, 1996

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1997

                        ANNUAL REPORT - DECEMBER 31, 1996

FEDERAL TAX STATUS OF 1996 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.


REPORT FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.



                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

[LOGO]
SKYLINE FUND

311 South Wacker Dr.
Suite 4500
Chicago, Illinois 60606

fax 312.913.1980
telephone 312.913.0900
800.458.5222

[LOGO]
SKYLINE FUND

SKYLINE SPECIAL EQUITIES II
INVESTING IN SMALL- TO MID-SIZED COMPANIES

Q4


STRATEGY

- VALUE ORIENTATION - LOW PRICE/EARNINGS RATIO-20% PLUS DISCOUNT TO THE MARKET

- ATTENTION TO GROWTH - FORECASTED EPS GROWTH IN THE 10% TO 20% RANGE

- FOCUS ON "NEGLECTED" COMPANIES - LIMITED WALL STREET RESEARCH COVERAGE

- MARKET CAP RANGE OF $400 MILLION TO $2 BILLION



DECEMBER 31, 1996

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1997
Dear Shareholder:

We are very pleased to report that Skyline Special Equities II returned 26.6% during 1996 and 10.2% in the fourth quarter. These results substantially beat our smaller company benchmarks, the Russell 2000 Index and the Russell 2500 Index, as the accompanying table indicates. Furthermore, the Portfolio considerably outperformed the average U.S. stock fund which was up 19.5% for the year and 5.0% for the quarter. Clearly, 1996 was a very successful year by any measure for the Portfolio. During the quarter, a distribution of $2.27 per share was made, consisting of $2.26 in capital gains and $0.01 per share in ordinary income. The net asset value at year end was $11.94 per share.

MARKET OVERVIEW

The U.S. economy during the past year experienced stable, slow growth with modest inflation, low interest rates, high employment levels, and strong consumer confidence. Many economists termed the environment a "Goldilocks economy," not too hot and not too cold. This backdrop, combined with a stable political environment, allowed the U.S. stock market to chalk up sizable gains through the year.

Large blue chip stocks showed the best returns in 1996. The Dow Jones Industrial Average's total return was 28.7% for the year, while the Russell 2000 Index's total return was 16.5%. This focus by investors on large multi-national companies seemed related to strong international earnings growth expectations. Fear of a slowing U.S. economy may be one reason performance of smaller, domestic companies was not as strong. Consistent with the annual results, small stocks underperformed large stocks in the fourth quarter.

Smaller company value-oriented funds and smaller company growth-oriented funds produced similar returns for the first nine months of the year. In the fourth quarter, smaller company value stocks outperformed smaller company growth stocks, primarily due to strong returns by financial stocks and weak performances by health care stocks. This allowed smaller company value funds, like Skyline, to produce better full year results compared to most smaller company growth funds. Value managers were aided by another strong year for financial stocks, while poor returns from health care stocks hurt growth managers. Value funds were also boosted in the fourth quarter by strong returns from economically sensitive stocks.

PORTFOLIO REVIEW

The question shareholders should be asking is, "Why was the Portfolio's performance so strong despite smaller company stocks underperforming larger stocks?" The answers are perhaps numerous, but can be most directly traced to strong stock and industry sector selection.

Economically sensitive stocks, which include autos and transportation companies, materials and processing companies, and producer durables companies, represented a significant portion of the Portfolio during 1996. As a group, these cyclical stocks performed reasonably well for both the year and the quarter. The

                        ANNUAL REPORT - DECEMBER 31, 1996

Portfolio actually outperformed each one of these sectors by a wide margin due to successful stock selection. A slightly stronger domestic economy compared with 1995 helped many of our industrial companies meaningfully increase earnings. In addition, purchasing many of these companies at low valuations throughout the year provided a real boost to the returns for both the quarter and the full year.

In 1996, consumer discretionary stocks, like economically sensitive stocks, showed a nice turnaround from 1995. The Portfolio's performance for that sector beat the Russell 2500 Index's sector performance significantly and our holdings in this area were meaningful. Niche retailers such as Claire's Stores, Pier 1 Imports, and Alberto-Culver reported strong earnings growth in a difficult environment and helped the 1996 Portfolio performance. Unfortunately, consumer stocks were not great performers in the fourth quarter due to concerns regarding the Christmas selling season.

Other areas which contributed to the Portfolio's fine year included energy, real estate investment trusts (REITs), and financial stocks. The Portfolio held around 20% of its assets in financial stocks in 1996. Even though the Portfolio's return from its financial stocks lagged the Russell 2500 Index's return from that sector, the still impressive return helped the Portfolio during the year.

The health care sector was the only area to produce negative returns for the Portfolio. Technology stocks underperformed for the year but came back strongly in the fourth quarter.

In summary, the Portfolio benefited from having large weightings in economically sensitive stocks, consumer stocks, and financial stocks. Energy and REIT stocks also helped, but represented smaller positions in the Portfolio. Beyond having the Portfolio invested in most of the stronger performing industries, stock selection played a key role in generating much of the excess returns.

OUTLOOK

Many investors are expressing nervousness over the large gains in the stock market over the last two years. These concerns seem to focus on new highs being reached so frequently by the Dow Jones Industrial Average over the course of the past few months and about valuation measures such as the market's low dividend yield and high price/earnings ratio. No one can deny that the stocks of large company, blue chip corporations with billions of sales throughout the world have performed incredibly well over the last two years. However, many investors fail to realize that smaller company stocks have not appreciated nearly as much. Therefore, we believe this portion of the market offers greater appreciation potential than the market as a whole.

Smaller company stocks, while posting good absolute returns, have lagged large company stocks for three straight years. In fact, the S&P 500 Index, a large company benchmark, has outperformed the Russell 2000 Index, a small company benchmark, by a compounded 25% during the 1994-1996 period. We feel this is unlikely to continue much longer because, over long periods of time, smaller company stocks have tended to outperform larger company stocks, although past performance is not always a predictor of future results. The Portfolio focuses on small- and medium-sized companies because these firms have historically grown faster than larger more mature companies and are not as well known by most investors.

                        ANNUAL REPORT - DECEMBER 31, 1996

Clearly, the stock market in general has experienced two consecutive banner years, and large double-digit returns will likely prove more difficult in 1997. We expect a more emotional market environment, where stock selection and sector weightings may prove critical. Our philosophy is to own a broad range of undervalued, smaller company stocks in numerous industries. We do not try to forecast when the market will rise or when the market will fall. Instead, we diligently analyze the fundamentals and corporate outlook in detail before purchasing. Then we only invest in those companies where we believe the company's profits are likely to improve and the stock's valuation appears too low. This Skyline approach has worked well for many years, and we remain committed to this investment style.



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                      Initial
                     investment      1993     1994     1995     1996
                     ------------------------------------------------
Special Equities II    $10,000    $11,008  $10,841  $13,112  $16,599
S&P 400                $10,000    $11,174  $10,774  $14,108  $16,819
Russell 2000           $10,000    $11,376  $11,169  $14,346  $16,712
S&P 500                $10,000    $10,732  $10,874  $14,953  $18,431

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.



                        ANNUAL REPORT - DECEMBER 31, 1996

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------
                                    Qtr4
                                    1996             1 yr.             3 yrs.

SPECIAL EQUITIES II                10.20             26.60             14.67

RUSSELL 2000                        5.20             16.49             13.68

RUSSELL 2500                        5.57             19.03             15.76




SECTOR WEIGHTINGS (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

[PIE CHART]
Autos & Transportation              6.0%
Cash                                5.5%
Other                               4.9%
Consumer Discretionary             13.8%
Utilities                           2.5%
Technology                         11.3%
Consumer Staples                    2.5%
Energy                              4.4%
Producer Durables                  17.1%
Financial Services                 19.1%
Materials & Processing              5.0%
Health Care                         7.9%

                        ANNUAL REPORT - DECEMBER 31, 1996

------------------------------------------------------------------------------------------------
                                                                  Calendar Years
                                      Since       ----------------------------------------------
                                   Inception(2)     1996         1995         1994       1993(2)
SPECIAL EQUITIES II                   13.90         26.6         21.0         -1.5        10.1

RUSSELL 2000                          14.10         16.5         28.4         -1.8        13.8

RUSSELL 2500                          15.25         19.0         31.7         -1.1        12.1




SECTOR PERFORMANCE (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                                   SPECIAL        RUSSELL
                                 EQUITIES II       2500

   AUTOS & TRANSPORTATION           45.4%           7.0%
                         -------------------------------
                    OTHER           34.0            3.6
                         -------------------------------
        PRODUCER DURABLES           16.2            7.1
                         -------------------------------
               TECHNOLOGY           14.5            6.4
                         -------------------------------
   MATERIALS & PROCESSING           12.4            6.0
                         -------------------------------
         CONSUMER STAPLES           11.2            8.8
                         -------------------------------
                UTILITIES            9.5            3.6
                         -------------------------------
                   ENERGY            9.3           18.5
                         -------------------------------
       FINANCIAL SERVICES            7.0           13.1
                         -------------------------------
   CONSUMER DISCRETIONARY            2.0           -3.1
                         -------------------------------
              HEALTH CARE           -6.6           -3.8
                         -------------------------------


                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------
                                  SPECIAL
                                EQUITIES II      RUSSELL 2000      RUSSELL 2500

P/E RATIO (MEDIAN)                 16.6              22.2              21.7
PRICE/BOOK                         2.48              2.50              2.59
PRICE/SALES                        0.89              1.26              1.23
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL          16.4%             20.4%             17.3%
    YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.       $840 MILLION      $580 MILLION      $1.2 BILLION
PORTFOLIO VALUE                $105 MILLION      $694 BILLION     $1,420 BILLION
NUMBER OF HOLDINGS                  45               1,942             2,430
--------------------------------------------------------------------------------
TICKER SYMBOL:                     SPEQX
CUSIP #:                         830833406
INITIAL INVESTMENT:               $1,000



STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

CHAMPION ENTERPRISES, INC. (CHB)

CHB is a major producer of manufactured homes throughout the nation. Management has targeted 20% average annual earnings growth during the next three years. The combination of a strong industry outlook and acquisition growth should fuel the profit gains. The quality of manufactured homes has improved dramatically and they typically cost 50% less than traditionally built homes. The forecasted growth relative to the present valuation makes it an attractive investment.

HUGHES SUPPLY INC. (HUG)

HUG operates nearly 300 construction and industrial wholesale distribution outlets primarily in southeastern states. Management embarked on an aggressive acquisition plan about four years ago resulting in over 30 acquisitions that expanded product lines, geographic reach, and profit margins. Continued expansion plans will likely boost the firm's profitability further. HUG is not well followed by brokerage firms and appears undervalued.



                        ANNUAL REPORT - DECEMBER 31, 1996

TOP TEN HOLDINGS                                             % OF NET ASSETS
--------------------------------------------------------------------------------

PIER 1 IMPORTS, INC.
 Housewares stores operator                                        3.6%

FISHER SCIENTIFIC INTERNATIONAL INC.
 Laboratory equipment supplier                                     3.4%

BERG ELECTRONICS CORP.
 Producer of electronic components                                 3.2%

BELDEN INC.
 Wire & cable producer                                             3.1%

GREENFIELD INDUSTRIES, INC.
 Maker of cutting tools/drill bits                                 3.1%

FURNITURE BRANDS INTERNATIONAL, INC.
 Furniture manufacturer                                            3.1%

WORLD COLOR PRESS, INC.
 Commercial printer                                                3.0%

CHAMPION ENTERPRISES, INC.
 Manufactured housing company                                      3.0%

USFREIGHTWAYS CORP.
 Less than truckload carrier                                       2.9%

HARMAN INTERNATIONAL INDUSTRIES, INC.
 Producer of audio equipment                                       2.8%

TOP TEN HOLDINGS                                                  31.2%


NOTES TO PERFORMANCE

(1) The performance for the one and three years ended December 31, 1996, and for the period February 9, 1993 (inception) through December 31, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2500 Index is an unmanaged, market value weighted index comprised of small- to mid-sized companies. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Portfolio's inception on February 9, 1993.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.


                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 6.0%
  AUTO RELATED - 1.8%
Borg-Warner Automotive, Inc.    OEM auto parts mfgr.           25,600   $   985,600
Echlin Inc.                     Auto parts manufacturer        28,000       885,500
                                                                        -----------
                                                                          1,871,100
  RAILROAD - 1.3%
Canadian National Railway       Railroad operator              38,000     1,444,000

  TRUCKING - 2.9%

USFreightways Corp.             Less than truckload carrier   110,000     3,018,125
                                                                        -----------

  TOTAL AUTOS & TRANSPORTATION                                            6,333,225

CONSUMER DISCRETIONARY - 13.8%
  CONSUMER PRODUCTS/SERVICES - 7.2%
Furniture Brands Intl, Inc.(a)  Furniture manufacturer         230,400    3,225,600
Harman Intl Industries, Inc.    Audio equipment                52,300     2,909,187
Libbey Inc.                     Glass tableware                50,900     1,418,838
                                                                        -----------
                                                                          7,553,625
  PRINTING/PUBLISHING - 3.0%
World Color Press, Inc.(a)      Commercial printer            163,700     3,151,225

  RETAIL - 3.6%
Pier 1 Imports, Inc.            Housewares stores             216,550     3,816,694
                                                                        -----------

  TOTAL CONSUMER DISCRETIONARY                                          14,521,544

CONSUMER STAPLES - 2.5%
First Brands Corp.              Consumer products              91,700     2,601,988


ENERGY - 4.4%
  EXPLORATION & PRODUCTION - 4.4%
Forcenergy Inc.(a)              Oil & gas producer             36,400     1,319,500
Santa Fe Energy Resources(a)    Oil & gas producer            138,100     1,916,138
Seagull Energy Corp.(a)         Oil & gas producer             63,500     1,397,000
                                                                        -----------

  TOTAL ENERGY                                                            4,632,638




                        ANNUAL REPORT - DECEMBER 31, 1996

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
FINANCIAL SERVICES - 19.1%
  BANKS/THRIFTS - 3.3%
Peoples Heritage Financial
  Group, Inc.(a)                Maine-based thrift             30,800    $  862,400
Sovereign Bancorp, Inc.         New Jersey/PA thrift          201,700     2,647,313
                                                                        -----------
                                                                          3,509,713
  OTHER INSURANCE - 7.8%
CMAC Investment Corp.           Mortgage insurance             78,600     2,888,550
Horace Mann Educators           P & C insurance                67,700     2,733,387
PennCorp Financial Group        Life & health insurance        72,600     2,613,600
                                                                        -----------
                                                                          8,235,537
  OTHER FINANCIAL - 8.0%
Advanta Corp.                   Consumer finance               33,600     1,373,400
Olympic Financial Ltd.(a)       Finance company               129,200     1,857,250
United Companies Financial      Finance company                91,100     2,425,538
Western National Corp.          Retirement annuities          140,400     2,702,700
                                                                        -----------
                                                                          8,358,888
                                                                        -----------

  TOTAL FINANCIAL SERVICES                                               20,104,138

HEALTH CARE - 7.9%
  HEALTH CARE SERVICES - 4.5%
Integrated Health Services      Sub-acute services            101,000     2,461,875
Sierra Health Services, Inc.(a) Health maintenance organ.      94,300     2,322,137
                                                                        -----------
                                                                          4,784,012
  MEDICAL EQUIPMENT/PRODUCTS - 3.4%
Fisher Scientific Intl Inc.     Laboratory equip. supplier     75,600     3,562,650
                                                                        -----------

  TOTAL HEALTH CARE                                                       8,346,662

MATERIALS & PROCESSING - 5.0%
  BUILDING/CONSTRUCTION PRODUCTS - 2.6%
Dal-Tile International Inc.     Ceramic tile producer          64,500     1,314,187
Hughes Supply Inc.              Construction/indust supplies   32,500     1,401,562
                                                                        -----------
                                                                          2,715,749
  PACKAGING - 1.4%
Unisource Worldwide, Inc.(a)    Paper/shipping supplies        72,100     1,460,025

  STEEL/IRON - 1.0%
UCAR International Inc.(a)      Steelmaking materials          29,600     1,113,700
                                                                        -----------

  TOTAL MATERIALS & PROCESSING                                            5,289,474



                        ANNUAL REPORT - DECEMBER 31, 1996

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
PRODUCER DURABLES - 17.1%
  MACHINERY - 5.6%
AGCO Corp.                      Agriculture equip. producer    90,200   $ 2,581,975
Greenfield Industries, Inc.     Cutting tools/drill bits      106,900     3,273,812
                                                                        -----------
                                                                          5,855,787
  OFFICE FURNITURE - 1.1%
Herman Miller, Inc.             Office furniture mfgr.         21,000     1,189,125

  OTHER PRODUCER DURABLES - 10.4%
Applied Power Inc.              Industrial prods mfgr.         66,000     2,615,250
Belden Inc.                     Wire & cable producer          89,600     3,315,200
Champion Enterprises, Inc.(a)   Manufactured housing          160,400     3,127,800
Titan Wheel Intl, Inc.          Off-road wheels & tires       151,600     1,932,900
                                                                        -----------
                                                                         10,991,150
                                                                        -----------

  TOTAL PRODUCER DURABLES                                                18,036,062

TECHNOLOGY - 11.3%
BancTec Inc.(a)                 Financial software/equip.      64,600     1,332,375
Berg Electronics Corp.(a)       Electronic components         116,000     3,407,500
Coherent, Inc.(a)               Laser manufacturer             49,400     2,087,150
DecisionOne Holdings Corp.(a)   Computer services             144,100     2,377,650
Wyle Electronics                Electronics distributor        67,800     2,678,100
                                                                        -----------

  TOTAL TECHNOLOGY                                                       11,882,775

OTHER - 4.9%
  REAL ESTATE INVESTMENT TRUSTS - 4.9%
Arden Realty Group, Inc.        Office buildings REIT          47,400     1,315,350
Prentiss Properties Trust       Office/industrial REIT         48,500     1,212,500
Public Storage, Inc.            Storage warehouses REIT        83,000     2,573,000
                                                                        -----------

  TOTAL OTHER                                                             5,100,850

UTILITIES - 2.5%
Enron Global Power &
     Pipelines                  Utility management             98,100     2,648,700
                                                                        -----------

TOTAL COMMON STOCKS - 94.5%
(Cost: $86,700,393)                                                      99,498,056




                        ANNUAL REPORT - DECEMBER 31, 1996

                                                                     Market
                                                                     Value
                                                                 --------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.49% to 5.55%
  due January 1997 to August 1997
  American Family Financial Services                             $    1,806,994
  General Mills, Inc.                                                   130,000
  Johnson Controls, Inc.                                              4,405,621
  Pitney Bowes Credit Corp.                                             170,000
  Southwestern Bell Telephone Co.                                        54,790
  Wisconsin Electric Power Corp.                                        116,348
                                                                 --------------

TOTAL MONEY MARKET INSTRUMENTS - 6.3%
(Cost: $6,683,753)                                                    6,683,753
                                                                 --------------
TOTAL INVESTMENTS - 100.8%
(Cost: $93,384,146)                                                 106,181,809

OTHER LIABILITIES LESS ASSETS - (0.8%)                                 (849,226)
                                                                 --------------

NET ASSETS - 100.0%                                              $  105,332,583
                                                                 --------------
                                                                 --------------


(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates shown are those in effect on December 31, 1996.

Based on cost of investments for federal income tax purposes of $93,384,146 on December 31, 1996, net unrealized appreciation was $12,797,663, consisting of gross unrealized appreciation of $14,657,839 and gross unrealized depreciation of $1,860,176.

See accompanying notes to financial statements.



                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF ASSETS & LIABILITIES AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at value (Cost: $93,384,146)                          $106,181,809
Cash                                                                      6,338
Receivable for:
  Securities sold                               $    436,089
  Dividends and interest                             127,493
  Shares sold                                        589,467          1,153,049
                                                ------------
Organization costs, net of accumulated
  amortization of $14,377                                                 7,864
                                                                   ------------
Total assets                                                        107,349,060
                                                                   ------------
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                          $  1,551,902
  Shares redeemed                                    321,826
  Advisory fee                                       129,461
  Trustees' fees                                       1,338
  Organization costs                                  11,950          2,016,477
                                                ------------       ------------
Net assets applicable to shares
   outstanding                                                     $105,332,583
                                                                   ------------
                                                                   ------------
Shares outstanding---no par value
  (unlimited number of shares authorized)                             8,819,701
                                                                   ------------
                                                                   ------------
PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                             $11.94
                                                                   ------------
                                                                   ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                    $ 88,610,358
Undistributed net realized gain on
  sales of investments                                                3,924,562
Unrealized appreciation of investments                               12,797,663
                                                                   ------------
Net assets applicable to shares outstanding                        $105,332,583
                                                                   ------------
                                                                   ------------

See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                        $    857,838
  Interest                                                              356,767
                                                                   ------------
Total investment income                                               1,214,605

Expenses:
  Investment advisory fee                                             1,428,303
  Fees to unaffiliated trustees                                          18,999
  Amortization of organization costs                                      2,719
                                                                   ------------
Total expenses                                                        1,450,021
                                                                   ------------

Net investment loss                                                    (235,416)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                          20,381,999
  Net change in unrealized appreciation                               2,418,395
                                                                   ------------
Net realized and unrealized gain on investments                      22,800,394
                                                                   ------------
Net increase in net assets resulting from operations               $ 22,564,978
                                                                   ------------
                                                                   ------------



See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                     12/31/96        12/31/95
                                                  -------------    ------------
From operations:
  Net investment (loss) income                    $   (235,416)    $    464,802
  Net realized gain on sales of
     investments                                    20,381,999        6,706,516
  Net change in unrealized appreciation              2,418,395       10,355,575
                                                  ------------     ------------
Net increase in net assets resulting
  from operations                                   22,564,978       17,526,893

Distributions to shareholders from:
  Net investment income                                (34,255)        (430,547)
  Net realized gains                               (16,359,084)      (6,569,453)
                                                  ------------     ------------
Total Distributions                                (16,393,339)      (7,000,000)

From share transactions:
  Proceeds from shares sold                         20,849,640       15,771,709
  Reinvestments of dividends
     and capital gain distributions                 16,109,334        6,866,829
  Payments for shares redeemed                     (27,001,291)     (43,600,025)
                                                  ------------     ------------

Net increase (decrease) in net assets
  resulting from share transactions                  9,957,683      (20,961,487)
                                                  ------------     ------------

Total increase (decrease) in net assets             16,129,322      (10,434,594)


Net assets at beginning of year                     89,203,261       99,637,855
                                                  ------------     ------------

Net assets at end of year                         $105,332,583     $ 89,203,261
                                                  ------------     ------------
                                                  ------------     ------------


See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   Year        Year        Year    For the Period
                                   Ended       Ended       Ended      2/9/93(a)-
                                  12/31/96    12/31/95    12/31/94    12/31/93
                                  -----------------------------------------------
Net asset value at
 beginning of period              $  11.29    $  10.14    $  10.79    $  10.00
                                  --------    --------    --------    --------
Income from Investment
 Operations
   Net investment (loss) income      (0.02)       0.06        0.02        0.01
   Net realized and unrealized
     gain (loss) on investments       2.94        2.06       (0.19)       1.00
                                  --------    --------    --------    --------
     Total from Investment
       Operations                     2.92        2.12       (0.17)       1.01
                                  --------    --------    --------    --------
Less distributions from:
   Dividends from net
     investment income               (0.01)      (0.06)      (0.02)         --
   Dividends from net realized
     gains on investments            (2.26)      (0.91)      (0.46)      (0.22)
                                  --------    --------    --------    --------
Total Distributions                  (2.27)      (0.97)      (0.48)      (0.22)
                                  --------    --------    --------    --------
Net asset value at end of
 period                           $  11.94    $  11.29    $  10.14    $  10.79
                                  --------    --------    --------    --------
                                  --------    --------    --------    --------

Total Return                        26.60%      20.95%      (1.52%)     10.08%(c)

Ratios/Supplemental Data
   Ratio of expenses to average
     net assets                      1.53%       1.52%       1.51%       1.51%(b)
   Ratio of net investment
     (loss) income to
     average net assets             (0.24%)      0.50%       0.22%      (0.10%)(b)
   Portfolio turnover rate            145%        102%         82%        111%(b)
   Net assets, end of period
     (in thousands)               $105,333    $ 89,203    $ 99,638    $ 58,608
                                  --------    --------    --------    --------
                                  --------    --------    --------    --------

Average commission rate paid on stock transactions for the year ended December 31, 1996 was $0.0619 per share.

(a) Commencement of operations.
(b) Ratios have been determined on an annualized basis.
(c) For the period February 9, 1993 to December 31, 1993.

See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Fund is an open-ended, diversified investment management company which consists of the Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities II ("Portfolio").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes are valued at cost which equals market. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- PORTFOLIO SHARE VALUATION - Portfolio shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

- RECLASSIFICATION - The 1996 net investment loss of $235,416 has been offset against undistributed net realized gain at December 31, 1996.


                        ANNUAL REPORT - DECEMBER 31, 1996

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Portfolio's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the year ended December 31, 1996 was $1,428,303. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 2.00% of the average daily net assets of the Portfolio.

Certain officers and trustees of the Fund are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1996, the Portfolio paid fees of $18,999 to its unaffiliated trustees.


                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                        Year ended          Year ended
                                         12/31/96            12/31/95
                                     ----------------------------------
   Shares sold                           1,685,216           1,461,900
   Shares issued
      in reinvestment
      of dividends                       1,398,376             613,104
                                      -------------       -------------
                                         3,083,592           2,075,004
   Less shares redeemed                 (2,164,214)         (3,998,270)
                                      -------------       -------------
   Net increase (decrease) in
      shares outstanding                   919,378          (1,923,266)
                                      -------------       -------------
                                      -------------       -------------


                        ANNUAL REPORT - DECEMBER 31, 1996

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1996 are as follows:

   Cost of purchases                  $128,820,745
   Proceeds from sales                 131,058,600



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities II and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities II as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities II at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1997


                        ANNUAL REPORT - DECEMBER 31, 1996

FEDERAL TAX STATUS OF 1996 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.




REPORT FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.




                        ANNUAL REPORT - DECEMBER 31, 1996

                       This page left blank intentionally.




                        ANNUAL REPORT - DECEMBER 31, 1996

[LOGO]
SKYLINE FUND

311 South Wacker Dr.
Suite 4500
Chicago, Illinois 60606

fax 312.913.1980
telephone 312.913.0900
800.458.5222

                                     PART C

                                OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

          (a)  Financial Statements:
               (1) Financial Statements included in Part A of this post-effective amendment:

                         None.

               (2) Financial Statements included in Part B of this amendment:

                         (i)  Skyline Special Equities Portfolio

                         (incorporated by reference to the following portions of registrant's 1996 Skyline Special Equities Portfolio Annual Report):


                         -    Report of Independent Auditors

                         - Statement of Assets and Liabilities at December 31, 1996

                         - Statement of Operations for the year ended December 31, 1996

                         - Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                         -    Portfolio Holdings at December 31, 1996

                         -    Notes to Financial Statements


                         (ii) Skyline Special Equities II

                         (incorporated by reference to the following portions of registrant's 1996 Skyline Special Equities II Annual Report):


                         -    Report of Independent Auditors

                         - Statement of Assets and Liabilities at December 31, 1996

                         - Statement of Operations for the year ended December 31, 1996

                         - Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                         -    Portfolio Holdings at December 31, 1996

                         -    Notes to Financial Statements

               Schedule I for each Portfolio has been omitted as the required information is presented in the Portfolios Holdings at December 31, 1996. Schedules II, III, IV, and V for each Portfolio are omitted as the required information is not present.

(b)       EXHIBITS:

Note: As used herein, "Registration Statement" means the registrant's Registration Statement on Form N-1A, no. 33-11755. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

          1.1 Agreement and Declaration of Trust of the registrant (exhibit 1 to Post-effective Amendment no. 21*)

          1.2  Amendment No. 1 to Agreement and Declaration of Trust

          2 By-Laws of the registrant (exhibit 2 to Post-effective Amendment no. 21*)


          3    None


          4.1 Share certificate for series designated Skyline Special Equities Portfolio (exhibit 4.1 to Post-effective Amendment no. 21*)

          4.2 Share certificate for series designated Skyline Special Equities II (exhibit 4.2 to Post-effective Amendment no. 21*)

          5.1 Investment Advisory Agreement between the registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio (exhibit 5.1 to Post-effective Amendment no. 21*)

          5.2 Investment Advisory Agreement between the registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities II (exhibit 5.2 to Post-effective Amendment no. 21*)

          6 Distribution Agreement between the registrant and Funds Distributor, Inc. (exhibit 6 to Post-effective Amendment no. 21*)


          7    None

          8 Custodian Agreement among the registrant, Skyline Asset Management, L.P., and Firstar Trust Company (exhibit 8 to Post-effective Amendment no. 21*)

          9.1 Transfer Agent Agreement among the registrant, Skyline Asset Management, L.P., and Firstar Trust Company, as amended (exhibit
               9.1 to Post-effective Amendment no. 21*)

          9.2 Fund Accounting Services Agreement among the registrant, Skyline Asset Management, L.P., and Firstar Trust Company (exhibit 9.2 to Post-effective Amendment no. 21*)

          10.1 Opinion and Consent of Counsel relating to Skyline Special Equities Portfolio (exhibit 10.1 to Post-effective Amendment no. 21*)

          10.2 Opinion and consent of counsel relating to Skyline Special Equities II (exhibit 10.2 to Post-effective Amendment no. 21*)


          11   Consent of Independent Auditors

          12   None


          13 Investment representation letter of initial purchaser of shares of beneficial interest of the registrant (exhibit 13 to Post-effective Amendment no. 21*)

          14 Skyline Fund Individual Retirement Account Custodial Agreement and Disclosure Statement and related applications (exhibit 14 to Post-effective Amendment no. 21*)


          15   None

          16 Schedule for Computation of Performance Quotations (exhibit 16 to Post-effective Amendment no. 21*)


          18   None

          19 Skyline Fund Account Application (exhibit 19 to Post-effective Amendment no. 21*)


          27.1  Financial Data Schedule -- Skyline Special Equities Portfolio

          27.2 Financial Data Schedule -- Skyline Special Equities II


------------------
*         Incorporated by reference



ITEM 25.  Persons Controlled by or Under Common Control With Registrant.


          The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the Prospectus under the caption "Management of Skyline" and in the Statement of Additional Information under the caption "Management of Skyline" and in the first paragraph under the caption "Investment Advisory Services" is incorporated by reference.


ITEM 26.  Number of Holders of Securities.


                                                 Number of Record Holders
          Title of Series                        as of March 31, 1997
          ---------------                        ------------------

          Skyline Special Equities Portfolio          5,646
          Skyline Special Equities II                 4,387

ITEM 27.  Indemnification.


          See Article Tenth of Registrant's Agreement and Declaration of Trust which is incorporated by reference herein to exhibit no. 1 to the Registration Statement. In addition, the Trust maintains a trustees and officers liability insurance policy with maximum coverage of $2 million under which the Trust and its trustees and officers will be named insureds.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.




ITEM 28.  Business and Other Connections of Investment Adviser.

          The information in the Statement of Additional Information under the caption "Management of Skyline" is incorporated by reference. Prior to August 31, 1995, the officers of Skyline Asset Management, L.P. were officers or employees of Mesirow Asset Management, Inc., the previous adviser to the Fund. Affiliated Managers Group, Inc. ("AMG"), the general partner of Skyline Asset Management, L.P., has during such time period been in the business of making equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. AMG holds, directly or indirectly, partnership or other equity interests in a number of entities, each of which provides investment advice to a number of other organizations and individuals.

ITEM 29.  Principal Underwriters.

          (a) Funds Distributor, Inc. (the "Distributor") also acts as principal underwriter for the following investment companies:



          Waterhouse Investors Cash Management Fund, Inc.
          Fremont Mutual Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc., d/b/a Harris Insight Funds
          The Munder Funds Trust
          The Munder Funds, Inc.
          The Munder Framlington Funds Trust
          The PanAgora Institutional Funds
          BJB Investment Funds
          Foreign Fund, Inc.
          Burridge Funds
          The JPM Advisor Funds
          The JPM Institutional Funds
          The JPM Pierpoint Funds
          The JPM Series Trust
          The JPM Series Trust II
          LKCM Fund
          Monetta Fund, Inc.
          Monetta Trust
          RCM Capital Funds, Inc.
          RCM Equity Funds, Inc.
          St. Clair Money Market Fund
          WEBS Index Fund, Inc.

          (b) The information required by this Item 29(b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-20518).



The principal business address of all officers and directors of the Distributor is One Exchange Place, Boston, Massachusetts 02109.

          (c)  Not applicable

ITEM 30.  Location of Accounts and Records.

          (1)  Firstar Trust Company
               P.O. Box 701
               Milwaukee, Wisconsin 53201
               Rule 31a-1(a)
               Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

          (2)  Skyline Funds
               311 South Wacker Drive, Suite 4500
               Chicago, Illinois 60606
               Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);
               Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
               Rule 31a-2(c); Rule 31a-2(e)


ITEM 31.  Management Services.
          Not applicable.

ITEM 32.  Undertakings.

          (a)-(b)   Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on April 25, 1997.


                                SKYLINE FUNDS



                                By  /s/ William M. Dutton
                                   ---------------------------------------
                                   William M. Dutton, President


          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ William L. Achenbach           Trustee                   )
--------------------------                                   )
William L. Achenbach                                         )
                                                             )
                                                             )
/s/ William M. Dutton              Trustee                   )
--------------------------         President (principal      )
William M. Dutton                  executive officer)        )
                                                             )
                                                             )
                                                             )
/s/ Paul J. Finnegan               Trustee                   )
--------------------------                                   ) April 25, 1997
Paul J. Finnegan                                             )
                                                             )
                                                             )
                                                             )
/s/ Stephen F. Kendall             Trustee                   )
--------------------------                                   )
Stephen F. Kendall                                           )
                                                             )
                                                             )
                                                             )
/s/ David A. Martin                Trustee                   )
--------------------------                                   )
David A. Martin                                              )
                                                             )
                                                             )
                                                             )
/s/ Scott C. Blim                  Secretary and Treasurer   )
--------------------------         (principal accounting     )
Scott C. Blim                       and financial officer)   )

                   Index of Exhibits Filed with this Amendment
                   -------------------------------------------

Exhibit
Number                               Exhibit
-------                              --------

  1.2          Amendment No. 1 to Agreement and Declaration of Trust
  11           Consent of Independent Auditors
  27.1         Financial Data Schedule -- Skyline Special Equities Portfolio
  27.2         Financial Data Schedule -- Skyline Special Equities II